UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

CORE PLUS BOND FUND

Beginning in January 2021 as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole as estimated by the Fund’s subadviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	Western Asset Core Plus Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its January 2019 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The global expansion has weakened. Global growth for 2018 is estimated at 3.7 percent, as in the October 2018 World Economic Outlook forecast, despite weaker performance in some economies, notably Europe and Asia…. Risks to global growth tilt to the downside. An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook.” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.6%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% in 2018.

The Federal Reserve Board (the “Fed”)iii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate....”

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v

Western Asset Core Plus Bond Fund	III

Investment commentary (cont’d)

extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In December 2018, the ECB ended its bond buying program, and again affirmed that it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Core Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser.

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted weak results over the twelve-month reporting period ended December 31, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by a number of factors, including generally solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)iii, concerns over a global trade war, geopolitical issues and, more recently, a partial shutdown of the U.S. government.

Both short- and long-term U.S. Treasury yields moved higher and the yield curveiv

Western Asset Core Plus Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.48%. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.69%. The peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexv returned 0.01% for the twelve months ended December 31, 2018. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced worse results. Over the reporting period, the Bloomberg Barclays U.S. High Yield — 2% Issuer Cap Indexvi returned -2.08%. U.S. dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii, returned -4.61% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically adjusted the Fund’s duration throughout the period and ended the reporting period with a slightly reduced long position versus that of the benchmark. From a yield curve positioning perspective, we increased the Fund’s allocations to the two- and five-year portions of the curve and pared its exposure to the twenty year part of the curve and greater, during the first half of the reporting period as the curve flattened. We then trimmed the Fund’s allocation to the five-year portion of the curve and increased its exposure to the twenty year part of the curve and greater in the fourth quarter of 2018 as the curve steepened. The Fund’s allocation to Treasury Inflation-Protected Securities (“TIPS”)viii was tactically adjusted during the reporting period. In particular, we reduced the Fund’s TIPS exposure during the first quarter of 2018 when breakeven inflation rates rose, and then added back some exposure in December 2018 when breakeven inflation rates declined. The Fund’s allocation to investment-grade corporate bonds was increased — largely in December 2018 — as their spreads widened, and we felt that the economic recovery would continue and growth would stabilize, albeit at a lower level, in 2019. Within structured products, we added to the Fund’s agency mortgage-backed security (“MBS”) exposure as their spreads widened and pared the allocation to commercial mortgage-backed securities (“CMBS”) in September and October 2018 as their spreads reached post credit-crisis tight levels. The Fund’s allocation to bank loans was reduced as their spreads tightened throughout most of the year, and we wanted to upgrade the credit quality and liquidity of our corporate credit holdings. Finally, we added to select emerging market currencies (i.e. the Mexican peso and Brazilian real) as their valuations, in our view, became more compelling.

The Fund used U.S. Treasury futures, and options and interest rate swaps, Eurodollar futures and options and interest rate swaps, and futures on non-U.S. rates to manage its duration and yield curve exposure. The use of these instruments in total detracted from performance. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, in aggregate did not have a material impact on results. Finally, the use of currency forwards to

2	Western Asset Core Plus Bond Fund 2018 Annual Report

hedge its non-U.S. dollar currency exposure was negative for performance.

Performance review

For the twelve months ended December 31, 2018, Class I shares of Western Asset Core Plus Bond Fund returned -1.49%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 0.01% for the same period. The Lipper Core Plus Bond Funds Category Average1 returned -0.90% over the same time frame.

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	0.96%	-1.86%
Class C	0.60%	-2.53%
Class C1	0.78%	-2.22%
Class FI	0.95%	-1.87%
Class R	0.79%	-2.16%
Class I	1.15%	-1.49%
Class IS	1.08%	-1.47%
Bloomberg Barclays U.S. Aggregate Index	1.65%	0.01%
Lipper Core Plus Bond Funds Category Average[1]	0.88%	-0.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2018 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 3.31%, 2.75%, 3.14%, 3.44%, 3.14%, 3.82% and 3.85%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class I and Class IS shares would have been 3.26%, 3.72% and 3.84%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.85%, 1.52%, 1.21%, 0.83%, 1.13%, 0.52% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 306 funds for the six-month period and among the 282 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges, if any.

Western Asset Core Plus Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our tactical duration positioning. In particular, having a long U.S. duration in the fourth quarter of 2018 was beneficial as rates moved lower across the yield curve. This was partially offset by a short duration in Germany.

Structured product exposure, including non-agency residential mortgage-backed securities (“RMBS”), CMBS and asset-backed securities (“ABS”) contributed to results. Their spreads largely widened for the year as a whole, especially during the fourth quarter of 2018. However, coupon payments were able to offset spread widening and they generated slightly positive excess returns for the reporting period as a whole.

The Fund’s non-U.S. dollar developed exposure was additive for performance. In particular, shorts to the euro and Australian dollar were rewarded as they both depreciated versus the U.S. dollar in 2018.

Finally, a number of individual investment-grade corporate bonds performed well during the reporting, including CVS Caremark, Comcast Cable Communications Holdings Inc. and Williams Partners LP. Examples of strong high-yield corporate bond performers were overweights in Petrobras Global Finance BV and Valeant Pharmaceuticals International Inc.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its emerging market debt exposure, as their spreads widened. Signs of moderating growth, monetary policy tightening in the U.S., rising rates and a generally strengthening U.S. dollar negatively impacted the asset class during the year. In addition, the Fund’s long positions in the Brazilian real and Russian ruble detracted from returns as they both depreciated against the U.S. dollar.

4	Western Asset Core Plus Bond Fund 2018 Annual Report

Elsewhere, the Fund’s allocation to investment-grade corporate bonds detracted from performance as their spreads widened amid rising rates. Individual investment-grade corporate bonds that detracted from results included overweight positions in General Electric Co., Reynolds American Inc. and Goldman Sachs Group Inc. Examples of weak high-yield corporate bond holdings were the Fund’s overweights in Envision Healthcare, Petco Animal Supplies and Range Resources Corp.

Finally, yield curve positioning was a negative for results overall. While the yield curve flattened during the first half of the year, it then steepened during the second half of 2018.

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds (commonly known as “junk bonds”), which are rated below investment grade and carry more risk than higher rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 74 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Corporate Bonds & Notes (30.1%), Mortgage-Backed Securities (26.6%), U.S. Government & Agency Obligations (18.4%), Collateralized Mortgage Obligations (11.7%) and Sovereign Bonds (6.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus Bond Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Plus Bond Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Core Plus Bond Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.96%	$1,000.00	$1,009.60	0.82%	$4.15	Class A	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class C	0.60	1,000.00	1,006.00	1.53	7.74	Class C	5.00	1,000.00	1,017.49	1.53	7.78
Class C1	0.78	1,000.00	1,007.80	1.18	5.97	Class C1	5.00	1,000.00	1,019.26	1.18	6.01
Class FI	0.95	1,000.00	1,009.50	0.84	4.25	Class FI	5.00	1,000.00	1,020.97	0.84	4.28
Class R	0.79	1,000.00	1,007.90	1.14	5.77	Class R	5.00	1,000.00	1,019.46	1.14	5.80
Class I	1.15	1,000.00	1,011.50	0.45	2.28	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	1.08	1,000.00	1,010.80	0.42	2.13	Class IS	5.00	1,000.00	1,023.09	0.42	2.14

8	Western Asset Core Plus Bond Fund 2018 Annual Report

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus Bond Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-1.86%	-2.53%	-2.22%	-1.87%	-2.16%	-1.49%	-1.47%
Five Years Ended 12/31/18	3.39	2.67	3.02	3.41	3.08	3.79	3.81
Ten Years Ended 12/31/18	N/A	N/A	N/A	6.57	N/A	6.90	6.92
Inception* through 12/31/18	3.06	2.34	2.19	—	2.73	—	—

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-6.07%	-3.48%	-3.17%	-1.87%	-2.16%	-1.49%	-1.47%
Five Years Ended 12/31/18	2.49	2.67	3.02	3.41	3.08	3.79	3.81
Ten Years Ended 12/31/18	N/A	N/A	N/A	6.57	N/A	6.90	6.92
Inception* through 12/31/18	2.39	2.34	2.19	—	2.73	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/18)	22.24%
Class C (Inception date of 4/30/12 through 12/31/18)	16.67
Class C1 (Inception date of 10/4/12 through 12/31/18)	14.49
Class FI (12/31/08 through 12/31/18)	88.95
Class R (Inception date of 4/30/12 through 12/31/18)	19.66
Class I (12/31/08 through 12/31/18)	94.86
Class IS (12/31/08 through 12/31/18)	95.34

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

10	Western Asset Core Plus Bond Fund 2018 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Plus Bond Fund 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quan-tified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Core Plus	— Western Asset Core Plus Bond Fund

12	Western Asset Core Plus Bond Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2018 Annual Report	13

Schedule of investments

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 30.1%
Communication Services — 3.1%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	$1,492,459
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,474,449
AT&T Inc., Senior Notes	3.400%	5/15/25	31,645,000	29,840,590
AT&T Inc., Senior Notes	4.350%	6/15/45	21,939,000	18,607,735
AT&T Inc., Senior Notes	4.750%	5/15/46	3,650,000	3,252,552
AT&T Inc., Senior Notes	4.500%	3/9/48	13,290,000	11,415,292
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	570,000	519,963	(a)
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	5,310,000	7,195,680
Qwest Corp., Debentures	6.875%	9/15/33	4,760,000	4,264,213
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	7,244,000	6,908,965	(a)
Telefonica Emisiones SA, Senior Notes	4.103%	3/8/27	170,000	163,582
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	6,160,000	5,658,745
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,482,746
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	4,485,000	4,579,017
Telefonica Emisiones SAU, Senior Notes	4.895%	3/6/48	11,960,000	10,594,631
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	910,000	853,234	(a)
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	6,660,000	6,577,186
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	27,705,000	26,921,911
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	5,622,000	5,105,722
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	10,520,000	10,546,303
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	27,937,438	28,107,545
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	2,130,000	2,108,066
Verizon Communications Inc., Senior Notes	4.400%	11/1/34	2,200,000	2,126,294
Verizon Communications Inc., Senior Notes	4.272%	1/15/36	1,140,000	1,067,761
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	11,010,000	11,502,619
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	3,010,000	2,604,451
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	1,390,000	1,231,162
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	7,218,000	7,120,313
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	1,455,000	1,552,960
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	5,339,000	5,023,820
Total Diversified Telecommunication Services				220,899,966
Entertainment — 0.0%
Viacom Inc., Senior Notes	4.250%	9/1/23	2,512,000	2,504,818
Viacom Inc., Senior Notes	3.875%	4/1/24	1,720,000	1,689,084
Total Entertainment				4,193,902

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 1.8%
21st Century Fox America Inc., Debentures	6.750%	1/9/38	200,000	$266,567
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,218
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	316,958
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	5,240,000	6,920,061
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	158,188
Altice France SA, Senior Secured Notes	7.375%	5/1/26	24,015,000	22,093,800	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	8,950,000	8,457,750	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	880,000	873,950
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	17,257,000	16,116,312	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	9,190,000	8,477,775	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	9,780,000	9,773,120
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	10,537,000	10,492,100
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	44,250,000	41,761,640
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	15,910,000	14,855,616
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	6,620,000	6,826,663
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	450,000	422,825
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	2,608,000	2,661,228
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	3,828,985
Comcast Corp., Senior Notes	3.375%	8/15/25	3,940,000	3,842,594
Comcast Corp., Senior Notes	3.950%	10/15/25	23,330,000	23,626,660
Comcast Corp., Senior Notes	3.150%	3/1/26	2,900,000	2,777,396
Comcast Corp., Senior Notes	4.150%	10/15/28	55,830,000	56,758,234
Comcast Corp., Senior Notes	4.250%	10/15/30	14,475,000	14,658,599
Comcast Corp., Senior Notes	4.250%	1/15/33	1,710,000	1,701,000
Comcast Corp., Senior Notes	4.200%	8/15/34	244,000	235,662
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	65,885
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	2,697,641
Comcast Corp., Senior Notes	3.900%	3/1/38	17,500,000	16,231,786
Comcast Corp., Senior Notes	3.969%	11/1/47	221,000	198,027
Comcast Corp., Senior Notes	4.700%	10/15/48	3,410,000	3,455,337
Comcast Corp., Senior Notes	3.999%	11/1/49	2,626,000	2,359,009
DISH DBS Corp., Senior Notes	5.875%	11/15/24	21,394,000	17,302,398

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.750%	7/1/26	3,240,000	$2,689,200
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	18,070,000	17,377,232	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	22,040,000	21,970,778	(a)
NBCUniversal Media LLC	4.375%	4/1/21	11,230,000	11,514,187
Time Warner Cable LLC, Senior Secured Notes	8.250%	4/1/19	15,880,000	16,059,202
Time Warner Cable LLC, Senior Secured Notes	5.000%	2/1/20	2,460,000	2,495,152
Time Warner Cable LLC, Senior Secured Notes	4.125%	2/15/21	8,351,000	8,388,941
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	8,925,000	9,701,097
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	3,295,000	3,357,429
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	8,447,000	8,091,583
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	2,060,000	2,517,029
UBM PLC, Senior Notes	5.750%	11/3/20	6,060,000	6,208,892	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	1,540,000	1,416,800	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	200,000	185,470	(a)
Warner Media LLC, Senior Notes	4.700%	1/15/21	20,000	20,519
Warner Media LLC, Senior Notes	4.750%	3/29/21	9,220,000	9,457,512
Warner Media LLC, Senior Notes	6.250%	3/29/41	970,000	1,050,416
Total Media				422,723,423
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	3,680,000	3,746,114
Deutsche Telekom International Finance BV, Senior Notes	2.820%	1/19/22	3,050,000	2,984,806	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	1,880,000	1,928,880
Sprint Corp., Senior Notes	7.875%	9/15/23	2,900,000	2,983,375
Sprint Corp., Senior Notes	7.625%	2/15/25	8,405,000	8,426,012
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	3,162,500	3,130,875	(a)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	1,690,000	1,662,538	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	48,590,000	47,225,323
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	23,580,000	22,217,893
Total Wireless Telecommunication Services				94,305,816
Total Communication Services				742,123,107
Consumer Discretionary — 0.9%
Auto Components — 0.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	335,000	257,950	(a)
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	315,000	312,637
Total Auto Components				570,587

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — 0.3%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	1,590,000	$1,524,794	(a)
Daimler Finance North America LLC, Senior Notes	2.450%	5/18/20	2,260,000	2,233,581	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	6,390,000	4,943,640
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	1,020,000	1,059,204
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	3,750,000	3,638,342
Ford Motor Credit Co. LLC, Senior Notes	5.750%	2/1/21	2,940,000	2,999,956
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	12,560,000	12,888,805
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	1,190,000	1,065,657
General Motors Co., Senior Notes	5.150%	4/1/38	2,050,000	1,756,469
General Motors Co., Senior Notes	6.250%	10/2/43	3,640,000	3,422,288
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	3,110,000	3,021,999
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,659,393
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	7,930,000	7,674,641
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	900,789
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	2,340,000	2,157,391
Total Automobiles				52,946,949
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	3,592,000	3,897,320
Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	5,920,000	5,461,200	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	320,000	318,534
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	4,009,000	3,974,964
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	3,130,000	3,012,625	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	605,000	574,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	4,930,000	4,640,363
McDonald’s Corp., Senior Notes	3.700%	1/30/26	10,820,000	10,623,083
McDonald’s Corp., Senior Notes	3.500%	3/1/27	13,950,000	13,572,164
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,881,000	1,871,595	(a)
Sands China Ltd., Senior Notes	4.600%	8/8/23	8,360,000	8,325,557	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	15,550,000	15,419,691	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	9,225,000	8,556,187	(a)
Total Hotels, Restaurants & Leisure				76,350,713
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	5,640,000	5,343,900
Lennar Corp., Senior Notes	4.750%	5/30/25	1,350,000	1,270,688
Lennar Corp., Senior Notes	5.000%	6/15/27	820,000	751,325
Lennar Corp., Senior Notes	4.750%	11/29/27	8,000,000	7,250,000

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Newell Brands Inc., Senior Notes	3.850%	4/1/23	3,320,000	$3,274,516
Newell Brands Inc., Senior Notes	4.200%	4/1/26	5,000,000	4,891,120
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	4,740,000	4,467,450
Total Household Durables				27,248,999
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	15,280,000	14,769,104
Amazon.com Inc., Senior Notes	3.875%	8/22/37	6,800,000	6,580,023
Amazon.com Inc., Senior Notes	4.950%	12/5/44	10,095,000	11,216,767
Amazon.com Inc., Senior Notes	4.050%	8/22/47	8,290,000	8,120,491
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	449,876
Total Internet & Direct Marketing Retail				41,136,261
Specialty Retail — 0.0%
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	1,520,000	1,380,515
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,177,000	1,109,323	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	4,810,000	4,359,062	(a)
Total Textiles, Apparel & Luxury Goods				5,468,385
Total Consumer Discretionary				208,999,729
Consumer Staples — 2.1%
Beverages — 0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	37,240,000	35,244,637	(a)
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	5,177,000	5,093,588
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	19,690,000	19,163,595
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	22,020,000	20,465,267	(a)
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	18,900,000	18,060,596
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	15,450,000	15,129,571
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	21,410,000	20,518,487
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,500,000	1,349,523
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,395,000	1,411,716
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	6,830,000	6,462,888	(a)
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	637,122
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,425,580
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,362,861
Molson Coors Brewing Co., Senior Notes	3.000%	7/15/26	6,635,000	5,918,824
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	4,906,325
Pernod Ricard SA, Senior Notes	4.450%	1/15/22	10,485,000	10,701,755	(a)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	4,170,000	4,566,029	(a)
Total Beverages				186,418,364

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.2%
CVS Pass-Through Trust, Secured Trust	5.298%	1/11/27	288,256	$293,870	(a)
CVS Pass-Through Trust, Secured Trust	5.880%	1/10/28	3,477,047	3,666,565
CVS Pass-Through Trust, Secured Trust	6.036%	12/10/28	9,329,884	9,938,590
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	2,212,855	2,459,804
Kroger Co. (The), Senior Notes	5.150%	8/1/43	780,000	748,485
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	12,000,000	11,308,822
Walmart, Inc., Senior Notes	3.700%	6/26/28	25,130,000	25,535,053
Total Food & Staples Retailing				53,951,189
Food Products — 0.5%
Danone SA, Senior Notes	2.077%	11/2/21	15,860,000	15,332,052	(a)
Danone SA, Senior Notes	2.589%	11/2/23	20,650,000	19,653,756	(a)
Danone SA, Senior Notes	2.947%	11/2/26	6,540,000	5,977,295	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	2,963,000	2,978,136	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	9,526,000	9,746,287
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	190,000	188,234
Kraft Heinz Foods Co., Senior Notes	3.500%	7/15/22	3,730,000	3,678,910
Kraft Heinz Foods Co., Senior Notes	4.000%	6/15/23	690,000	688,887
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	5,016,000	4,861,158
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	4,963,000	4,434,603
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	4,830,000	4,545,278
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	440,000	394,772
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	3,930,000	3,603,523
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	13,460,000	11,129,351
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	90,000	87,750	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	6,470,000	6,243,550	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	7,490,000	7,479,709	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	690,000	692,106	(a)
Total Food Products				101,715,357
Household Products — 0.0%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	7,400,000	7,064,780
Tobacco — 0.6%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	12,104,387
Altria Group Inc., Senior Notes	4.750%	5/5/21	11,110,000	11,361,158
Altria Group Inc., Senior Notes	2.850%	8/9/22	5,100,000	4,900,013
BAT Capital Corp., Senior Notes	3.557%	8/15/27	15,851,000	14,097,113
BAT Capital Corp., Senior Notes	4.540%	8/15/47	43,950,000	35,112,218
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	23,600,000	23,318,914
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,319,804

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	$4,049,318
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	14,810,000	14,241,626
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	3,085,000	2,935,703
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,160,000	2,203,819
Reynolds American Inc., Senior Notes	3.250%	6/12/20	3,842,000	3,819,737
Reynolds American Inc., Senior Notes	5.850%	8/15/45	7,579,000	7,063,923
Total Tobacco				147,527,733
Total Consumer Staples				496,677,423
Energy — 4.4%
Energy Equipment & Services — 0.1%
Baker Hughes a GE Co., LLC, Senior Notes	3.200%	8/15/21	2,487,000	2,459,188
Halliburton Co., Senior Notes	3.800%	11/15/25	13,610,000	13,207,622
Halliburton Co., Senior Notes	4.850%	11/15/35	5,440,000	5,356,598
Halliburton Co., Senior Notes	5.000%	11/15/45	8,510,000	8,385,963
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	720,000	730,866	(a)
Total Energy Equipment & Services				30,140,237
Oil, Gas & Consumable Fuels — 4.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	6,470,000	7,667,137
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	30,310
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	12,852,000	13,165,495
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	1,010,000	1,059,335
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	14,395,000	15,588,484
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,880,000	1,598,745
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	13,540,000	14,999,811
Apache Corp., Senior Notes	3.250%	4/15/22	2,526,000	2,475,926
Apache Corp., Senior Notes	4.375%	10/15/28	2,060,000	1,927,803
Apache Corp., Senior Notes	6.000%	1/15/37	1,006,000	1,033,612
Apache Corp., Senior Notes	5.100%	9/1/40	15,199,000	13,809,516
Apache Corp., Senior Notes	4.750%	4/15/43	5,980,000	5,146,707
Apache Corp., Senior Notes	4.250%	1/15/44	18,548,000	14,986,547
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	4,790,000	4,508,548
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	7,160,000	6,972,854
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	514,747
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,650,000	1,636,464
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	16,310,000	16,085,483
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	2,390,000	2,370,895
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	21,110,000	20,723,764

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	6,420,000	$6,084,876
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,000	4,875
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	4,690,000	4,432,050
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	2,510,000	2,120,950
Chevron Corp., Senior Notes	2.954%	5/16/26	12,640,000	12,180,175
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	17,516,000	16,282,247
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	35,600,000	34,541,932
Concho Resources Inc., Senior Notes	4.375%	1/15/25	3,590,000	3,550,506
Concho Resources Inc., Senior Notes	4.300%	8/15/28	12,940,000	12,682,567
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	1,056,407
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	11,800
ConocoPhillips, Senior Notes	6.500%	2/1/39	90,000	111,585
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	857,887
Continental Resources Inc., Senior Notes	4.500%	4/15/23	845,000	832,430
Continental Resources Inc., Senior Notes	3.800%	6/1/24	2,650,000	2,511,691
Continental Resources Inc., Senior Notes	4.375%	1/15/28	3,610,000	3,402,365
Devon Energy Corp., Senior Notes	3.250%	5/15/22	5,750,000	5,607,504
Devon Energy Corp., Senior Notes	5.850%	12/15/25	11,916,000	12,656,035
Devon Energy Corp., Senior Notes	5.600%	7/15/41	9,920,000	9,435,468
Devon Energy Corp., Senior Notes	5.000%	6/15/45	24,090,000	21,294,178
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	4,420,000	4,320,550
Ecopetrol SA, Senior Notes	5.875%	5/28/45	27,530,000	26,097,614
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	3,015,000	2,955,411
Energy Transfer Partners LP/Regency Energy Finance Corp.	4.500%	11/1/23	510,000	510,714
Energy Transfer Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	6,018,992
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	19,083,000	19,024,723
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,682,000	5,840,442
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	9.375%	5/1/24	5,110,000	2,299,500	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	2,220,000	926,850	(a)
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	11,540,000	11,268,802
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	22,720,000	23,120,315
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	2,050,000	2,020,812	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	7,310,000	7,377,618	(a)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	3,151,000	3,516,975
Kerr-McGee Corp., Senior Notes	7.875%	9/15/31	2,087,000	2,504,560
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	4,510,000	4,498,448
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	12,600,000	12,604,660

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	16,590,000	$16,267,643
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	3,276,000	3,933,000
MEG Energy Corp., Secured Notes	6.500%	1/15/25	680,000	692,750	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	332,063	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	960,000	921,600	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	9,800,000	9,987,979
MPLX LP, Senior Notes	4.875%	6/1/25	7,870,000	7,952,593
MPLX LP, Senior Notes	4.800%	2/15/29	8,850,000	8,845,735
MPLX LP, Senior Notes	4.500%	4/15/38	11,800,000	10,337,153
MPLX LP, Senior Notes	4.700%	4/15/48	22,620,000	19,718,546
MPLX LP, Senior Notes	5.500%	2/15/49	9,296,000	9,075,041
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,053
Noble Energy Inc., Senior Notes	3.850%	1/15/28	12,560,000	11,376,942
Noble Energy Inc., Senior Notes	5.250%	11/15/43	6,205,000	5,525,816
Noble Energy Inc., Senior Notes	5.050%	11/15/44	1,741,000	1,504,685
Noble Energy Inc., Senior Notes	4.950%	8/15/47	4,490,000	3,898,577
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	4,116,000	3,889,620
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,143,258
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	9,455,000	9,259,561
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	7,460,000	7,087,990
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,705,000	5,676,973
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	2,710,000	2,642,882
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	10,210,000	9,547,563
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	7,630,000	7,310,328
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	3,125,000	3,214,844
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	14,259,000	14,519,227
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	92,550,000	88,616,625
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	7,710,000	7,937,445
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	16,560,000	15,359,400
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	23,200,000	22,936,332
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	4,350,000	4,239,075
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	14,490,000	12,722,220
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,860,000	2,936,225
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	14,210,000	11,492,338
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,110,000	8,211,375
Range Resources Corp., Senior Notes	5.875%	7/1/22	1,440,000	1,339,200
Range Resources Corp., Senior Notes	5.000%	3/15/23	8,140,000	7,193,725
Range Resources Corp., Senior Notes	4.875%	5/15/25	3,030,000	2,499,750

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	$2,997,742
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	10,900,000	10,810,636	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	7,580,000	7,493,027	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,014,514
Shell International Finance BV, Senior Notes	2.875%	5/10/26	5,450,000	5,232,542
Shell International Finance BV, Senior Notes	6.375%	12/15/38	4,655,000	5,891,807
Shell International Finance BV, Senior Notes	4.550%	8/12/43	6,360,000	6,625,624
Shell International Finance BV, Senior Notes	4.375%	5/11/45	13,770,000	14,153,007
Shell International Finance BV, Senior Notes	4.000%	5/10/46	20,780,000	20,115,710
Shell International Finance BV, Senior Notes	3.750%	9/12/46	690,000	640,275
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	17,660,000	18,059,310	(a)
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	9,413,000	11,998,842
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	3,510,000	3,259,913
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	3,145,000	3,074,238	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	1,020,000	961,350
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	35,460,000	42,925,502
Transocean Pontus Ltd., Senior Secured Notes	6.125%	8/1/25	5,095,000	4,942,150	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,480,000	2,269,200
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	5,825,000	5,024,063
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	4,750,000	4,845,841
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	7,903,000	8,640,942
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	3,960,000	3,868,026
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,790,000	1,809,465
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	4,249,000	5,088,917
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	6,418,000	7,785,317
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	3,961,879
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	900,000	907,519
WPX Energy Inc., Senior Notes	6.000%	1/15/22	270,000	263,925
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,440,000	1,512,000
Total Oil, Gas & Consumable Fuels				1,002,196,112
Total Energy				1,032,336,349
Financials — 11.0%
Banks — 8.3%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	4,912,000	4,854,235	(a)
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	8,210,000	8,184,894	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	23

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	1/23/19	12,050,000	$8,561,525	(b)(c)
Banco Santander SA, Senior Notes	3.848%	4/12/23	8,600,000	8,364,438
Banco Santander SA, Senior Notes	4.379%	4/12/28	32,000,000	29,935,005
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	3.545%	4/12/23	6,200,000	6,083,189	(c)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	4,090,000	4,046,033	(b)(c)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	7,780,000	7,673,025	(b)(c)
Bank of America Corp., Senior Notes	2.600%	1/15/19	1,176,000	1,175,777
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	28,537,475
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	233,293
Bank of America Corp., Senior Notes	4.000%	4/1/24	13,890,000	13,976,827
Bank of America Corp., Senior Notes	3.500%	4/19/26	16,160,000	15,566,183
Bank of America Corp., Senior Notes	5.000%	1/21/44	39,300,000	40,758,359
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	39,972,000	38,874,654	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	27,181,000	25,420,017	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	20,980,000	20,738,213	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	7,230,000	6,863,803	(c)
Bank of America Corp., Senior Notes (3.970% to 3/05/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	85,750,000	83,447,194	(c)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	13,974,973
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	4,300,000	4,192,165
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	3,050,000	3,019,794
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	12,000,000	11,682,660
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year Swap Rate + 1.432%)	3.803%	12/15/32	3,780,000	3,505,005	(c)
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	5,000,000	4,909,366	(a)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	10,900,000	10,528,905	(c)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	46,530,000	45,503,122	(a)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	9,790,000	9,518,736	(a)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year Swap Rate + 1.483%)	4.375%	3/1/33	10,910,000	10,226,522	(a)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,317,637	(a)
CIT Group Inc., Senior Notes	4.750%	2/16/24	8,610,000	8,297,887

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
CIT Group Inc., Senior Notes	5.250%	3/7/25	5,730,000	$5,615,400
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/5/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	8,170,000	7,547,037	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.350% to 5/15/23 them 3 mo. USD LIBOR + 3.466%)	5.350%	5/15/23	6,200,000	5,580,000	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.900% to 2/15/23 then 3 mo. USD LIBOR + 4.230%)	5.900%	2/15/23	2,140,000	1,999,830	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.950% to 1/30/23 then 3 mo. USD LIBOR + 4.068%)	5.950%	1/30/23	6,050,000	5,528,793	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	28,020,000	25,393,125	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,195,000	3,054,028
Citigroup Inc., Senior Notes	4.650%	7/30/45	24,812,000	24,258,616
Citigroup Inc., Senior Notes	4.650%	7/23/48	3,000,000	2,943,573
Citigroup Inc., Senior Notes (3.520% to 10/27/27 then 3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	65,050,000	60,777,997	(c)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	16,280,000	15,857,810	(c)
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	707,784
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	19,090,000	18,697,830
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	26,544,636
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	11,076,856
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	38,920,000	37,551,885
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	1,936,510
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	133,000	143,884
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,824,000	3,342,286
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,789,000	1,789,073
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	2,080,000	1,929,970
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,220,688	(a)
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	16,490,000	15,439,575	(a)
Cooperatieve Rabobank U.A., Senior Notes	5.250%	8/4/45	8,420,000	8,713,461
Cooperatieve Rabobank UA, Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	11,522,000	11,939,672	(a)(b)(c)
Cooperatieve Rabobank UA, Senior Notes	2.250%	1/14/20	8,520,000	8,448,463
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	10,434,000	10,607,324	(a)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	24,060,000	24,421,768
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	32,450,000	31,916,165
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	16,980,000	17,446,950	(a)(b)(c)
Credit Agricole SA, Senior Notes	2.500%	4/15/19	8,480,000	8,467,204	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	25

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Credit Agricole SA, Subordinated Notes (4.000% to 1/10/28 then USD 5 year Swap Rate + 1.644%)	4.000%	1/10/33	11,180,000	$10,256,970	(a)(c)
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	17,967,000	18,413,007
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	21,490,000	20,173,737	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	10,440,000	9,735,300	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	24,390,000	22,194,900	(b)(c)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	26,610,000	26,549,242
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,750,000	1,727,812
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	19,275,000	18,486,939
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	47,560,000	47,197,033	(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,216,712
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	17,750,000	17,252,507
ING Bank NV, Senior Notes	2.500%	10/1/19	6,050,000	6,023,134	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	13,820,000	14,450,265	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	9,160,000	8,476,382	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	7,160,000	6,638,793	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	40,634,000	35,013,877	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/12/28	7,925,000	6,780,694	(a)
Intesa Sanpaolo SpA, Senior Notes	4.375%	1/12/48	17,902,000	13,528,109	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	36,780,000	33,393,995	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	13,320,000	12,227,330	(a)
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	9,724,588
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	10,967,232
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	4,220,000	4,161,797
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,822,193
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	9,772,226
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	20,000	19,881
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	29,830,000	28,278,513	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	35,640,000	35,947,468	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	18,900,000	18,864,605	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	7,130,000	7,260,927	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	3,195,000	3,146,183

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	20,000,000	$19,546,291
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	4,050,000	3,994,062
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	20,670,000	21,008,625
Lloyds Bank PLC, Senior Notes	2.700%	8/17/20	2,110,000	2,083,802
Lloyds Bank PLC, Senior Notes	6.500%	9/14/20	100,000	103,753	(a)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year Swap Rate + 4.496%)	7.500%	9/27/25	1,000,000	967,700	(b)(c)
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	18,830,000	17,897,094
Lloyds Banking Group PLC, Senior Notes	4.550%	8/16/28	200,000	192,531
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	3,000,000	2,673,501	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	15,350,000	14,841,093
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.998%	2/22/22	7,240,000	7,141,801
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	14,640,000	14,898,433	(a)
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	9,960,000	9,809,606
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	11,940,000	11,942,758
Royal Bank of Scotland Group PLC, Senior Notes (3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	3,000,000	2,898,405	(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	10,000,000	9,822,118	(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.892% to 5/18/28 then 3 mo. USD LIBOR + 1.754%)	4.892%	5/18/29	5,450,000	5,211,888	(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,318,322
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	13,136,676
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	15,273,665
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	24,180,000	23,471,338
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	3,560,000	3,471,259	(a)
Santander UK PLC, Senior Notes	2.375%	3/16/20	6,130,000	6,064,124
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	2,130,000	2,079,839	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	19,190,000	19,267,005	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	10,680,000	10,346,959
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	13,040,000	13,037,358
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	14,710,000	14,775,421
UBS AG, Senior Notes	4.500%	6/26/48	3,490,000	3,614,250	(a)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	32,680,000	31,889,796	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	4,880,000	4,866,202	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	29,370,000	28,989,801	(a)
US Bank NA, Senior Notes	3.150%	4/26/21	11,950,000	11,964,850

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	27

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wachovia Capital Trust III Ltd., Gtd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	2/7/19	38,301,000	$34,691,131	(b)(c)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	3,480,000	3,444,156	(b)(c)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	14,289,624
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	29,510,000	27,346,167
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	23,440,000	22,528,308	(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	6,722,429
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,825,657
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	36,290,000	35,760,394
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	8,512,394
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	1,999,656
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	20,450,000	19,293,878
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	16,404,000	16,030,459
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	3,070,000	2,822,619
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	22,515,000	21,727,836
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	5,612,000	5,822,450
Westpac Banking Corp., Senior Notes	2.300%	5/26/20	1,525,000	1,507,645
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	12,004,000	11,854,108
Total Banks				1,942,350,692
Capital Markets — 1.7%
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000	5,263,382
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	2,000,000	1,955,000	(a)(b)(c)
Credit Suisse Group AG, Senior Notes (3.869% to 1/12/28 then 3 mo. USD LIBOR + 1.410%)	3.869%	1/12/29	19,940,000	18,585,047	(a)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	6,730,000	6,673,506
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	21,835,000	21,628,433
Goldman Sachs Capital II Ltd. Gtd., Junior Subordinated Bonds (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	2/7/19	413,000	281,872	(b)(c)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	26,340,595
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,086,265
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	5,524,636
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,036,032
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,292,531
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	10,000,000	9,486,752
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,633,000	9,831,122

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	$33,801,383
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	20,030,000	19,100,126
Goldman Sachs Group Inc., Senior Notes (2.876% to 10/31/21 then 3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	34,600,000	33,617,325	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	5,760,000	5,358,877	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	78,315,000	73,201,167	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	21,650,000	20,875,300	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	24,160,000	23,156,365
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,640,000	9,773,239
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	21,841,000	20,467,090
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	1,398,000	1,424,146	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/7/19	5,550,000	0	*(b)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.589%	8/19/65	190,000	0	*(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	*(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	*(e)(f)(g)(h)
Morgan Stanley, Senior Notes	5.500%	7/24/20	1,710,000	1,763,455
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	43,070,000	41,255,034	(c)
Total Capital Markets				403,778,680
Consumer Finance — 0.1%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	2,699,000	2,806,960
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,690,000	4,114,350
American Express Credit Corp., Senior Notes	2.375%	5/26/20	12,230,000	12,104,221
Navient Corp., Senior Notes	8.000%	3/25/20	60,000	61,116
Total Consumer Finance				19,086,647
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	8,550,000	8,550,132
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	2,590,000	2,598,919
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	1,180,000	1,199,316
Ahold Lease USA Inc. Pass-Through-Trust, 2001, A-2	8.620%	1/2/25	6,003,497	6,841,066
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000	5,963,981
DAE Funding LLC, Senior Notes	4.500%	8/1/22	50,000	48,125	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	29

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
DAE Funding LLC, Senior Notes	5.750%	11/15/23	6,310,000		$6,262,675	(a)
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	17,167,000		16,574,556
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	5,171,000		4,343,228
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.800%)	4.800%	12/21/65	2,870,000		2,252,950	(a)(c)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	8,880,000		9,879,026
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	3,540,000		3,711,006
Magnolia Finance X Ltd., 2015-3GNA A1 (3 mo. GBP LIBOR + 2.483%)	3.242%	3/12/20	43,615,623	GBP	54,202,661	(a)(c)(f)
Magnolia Finance X Ltd., 2015-3GNA A2 (3 mo. GBP LIBOR + 3.750%)	4.509%	3/12/20	14,345,338	GBP	17,827,454	(a)(c)(f)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,510,000		2,437,837	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	3,960,000		3,831,300	(a)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	22,950,000		22,648,745	(a)
Total Diversified Financial Services					169,172,977
Insurance — 0.2%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	298,644		398,689	(a)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.803%	2/12/23	1,293,052		1,299,517	(a)(c)
American International Group Inc., Junior Subordinated Notes (6.250% to 3/15/37 then 3 mo. USD LIBOR + 2.056%)	6.250%	3/15/37	446,000		431,505	(c)
American International Group Inc., Senior Notes	3.750%	7/10/25	12,460,000		11,946,820
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	2,900,000		2,166,801
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	4,100,000		4,042,443
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	5,420,000		5,307,084
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000		10,123,750	(a)
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	5,493,000		5,593,852
MetLife Inc., Senior Notes	4.750%	2/8/21	2,030,000		2,095,234
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000		309,831
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	3,726,000		3,690,940	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000		8,059,132	(a)
Total Insurance					55,465,598
Total Financials					2,589,854,594

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 3.2%
Biotechnology — 0.4%
AbbVie Inc., Senior Notes	3.600%	5/14/25	9,430,000	$9,057,803
Amgen Inc., Senior Notes	2.125%	5/1/20	3,318,000	3,274,847
Amgen Inc., Senior Notes	3.625%	5/22/24	1,480,000	1,477,296
Amgen Inc., Senior Notes	4.663%	6/15/51	1,933,000	1,828,632
Celgene Corp., Senior Notes	2.250%	8/15/21	10,330,000	10,020,885
Celgene Corp., Senior Notes	3.550%	8/15/22	4,650,000	4,602,791
Celgene Corp., Senior Notes	3.625%	5/15/24	2,200,000	2,148,268
Celgene Corp., Senior Notes	3.875%	8/15/25	9,750,000	9,399,470
Celgene Corp., Senior Notes	5.250%	8/15/43	3,712,000	3,582,964
Celgene Corp., Senior Notes	5.000%	8/15/45	15,520,000	14,401,904
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	2,500,000	2,480,381
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	399,000	398,616
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	5,000,000	4,937,946
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,560,000	1,530,545
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	6,165,000	6,130,143
Gilead Sciences Inc., Senior Notes	4.150%	3/1/47	7,660,000	7,072,892
Total Biotechnology				82,345,383
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	6,580,000	6,509,405
Abbott Laboratories, Senior Notes	4.750%	11/30/36	6,660,000	6,973,343
Abbott Laboratories, Senior Notes	4.900%	11/30/46	10,150,000	10,695,587
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	19,160,000	18,425,261
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	3,922,000	3,793,624
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	2,880,000	2,705,392
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,006,595
Medtronic Inc., Senior Notes	3.500%	3/15/25	26,870,000	26,786,046
Total Health Care Equipment & Supplies				76,895,253
Health Care Providers & Services — 1.7%
Aetna Inc., Senior Notes	2.800%	6/15/23	2,610,000	2,484,692
Anthem Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,145,523
Anthem Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,206,529
Anthem Inc., Senior Notes	2.950%	12/1/22	9,320,000	9,097,522
Anthem Inc., Senior Notes	3.350%	12/1/24	4,140,000	4,038,519
Anthem Inc., Senior Notes	3.650%	12/1/27	12,660,000	12,118,385
Anthem Inc., Senior Notes	4.375%	12/1/47	4,000,000	3,734,933
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	5,440,000	5,244,815

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	31

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	7,100,000	$6,675,542
Catholic Health Initiatives, Secured Notes	4.350%	11/1/42	1,410,000	1,278,355
Centene Corp., Senior Notes	5.625%	2/15/21	2,660,000	2,673,300
Centene Corp., Senior Notes	4.750%	5/15/22	5,032,000	4,987,970
Centene Corp., Senior Notes	6.125%	2/15/24	7,362,000	7,555,253
Centene Corp., Senior Notes	4.750%	1/15/25	3,120,000	2,987,400
Centene Corp., Senior Notes	5.375%	6/1/26	5,030,000	4,904,250	(a)
Cigna Corp., Senior Notes	3.400%	9/17/21	9,330,000	9,314,747	(a)
Cigna Corp., Senior Notes	3.750%	7/15/23	24,540,000	24,483,559	(a)
Cigna Corp., Senior Notes	4.125%	11/15/25	8,050,000	8,050,591	(a)
Cigna Corp., Senior Notes	4.375%	10/15/28	22,000,000	22,165,623	(a)
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	15,836,449
CVS Health Corp., Senior Notes	3.700%	3/9/23	28,650,000	28,370,510
CVS Health Corp., Senior Notes	4.100%	3/25/25	13,250,000	13,135,650
CVS Health Corp., Senior Notes	3.875%	7/20/25	4,447,000	4,339,795
CVS Health Corp., Senior Notes	4.300%	3/25/28	89,790,000	87,944,759
CVS Health Corp., Senior Notes	5.125%	7/20/45	12,410,000	12,123,154
CVS Health Corp., Senior Notes	5.050%	3/25/48	9,550,000	9,323,347
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	5,140,000	5,362,387	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	780,000	795,235	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,045,000	2,107,395	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	738,000	785,970
HCA Inc., Senior Notes	7.690%	6/15/25	723,000	771,803
HCA Inc., Senior Notes	5.625%	9/1/28	140,000	135,450
HCA Inc., Senior Notes	7.500%	11/15/95	15,410,000	15,024,750
HCA Inc., Senior Secured Notes	5.875%	3/15/22	4,150,000	4,264,125
HCA Inc., Senior Secured Notes	5.000%	3/15/24	330,000	327,525
HCA Inc., Senior Secured Notes	5.250%	6/15/26	2,960,000	2,945,200
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,780,000	1,686,550
HCA Inc., Senior Secured Notes	5.500%	6/15/47	5,920,000	5,624,000
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,421,915
Humana Inc., Senior Notes	3.950%	3/15/27	8,340,000	8,162,159
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,432,955
Humana Inc., Senior Notes	4.950%	10/1/44	2,476,000	2,552,557
Humana Inc., Senior Notes	4.800%	3/15/47	600,000	602,767
Medtronic Global Holdings SCA, Senior Notes	3.350%	4/1/27	10,300,000	10,099,443
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,535,887

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	10,392,000	$10,357,173
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	3,000,000	3,040,710
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	6,088,000	6,070,879
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	11,841,493
Total Health Care Providers & Services				410,169,500
Pharmaceuticals — 0.8%
Allergan Funding SCS, Senior Notes	3.450%	3/15/22	7,230,000	7,119,962
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	10,140,000	9,912,426
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	2,770,000	2,634,995
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	15,252,000	14,531,310
Bausch Health Cos. Inc., Senior Notes	5.625%	12/1/21	2,387,000	2,352,687	(a)
Bausch Health Cos. Inc., Senior Notes	5.500%	3/1/23	5,010,000	4,602,937	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	10,351,000	9,057,125	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	5,150,000	5,143,562	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	7,900,000	7,998,750	(a)
CVS Health Corp., Senior Notes	3.350%	3/9/21	8,290,000	8,270,649
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	6,100,000	5,912,454
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	10,120,630
Johnson & Johnson, Senior Notes	3.625%	3/3/37	29,750,000	28,672,877
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	6,700,000	6,486,904
Pfizer Inc., Senior Notes	7.200%	3/15/39	5,000	6,917
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	3,190,000	3,024,414
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	3,013,000	2,667,000
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	5,973,000	5,662,955
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	4,849,000	4,785,852
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	30,377,000	27,939,824
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,667,000	1,437,186
Valeant Pharmaceuticals International, Senior Notes	8.500%	1/31/27	1,030,000	1,001,675	(a)
Wyeth LLC, Senior Notes	5.950%	4/1/37	5,098,000	6,124,648
Total Pharmaceuticals				175,467,739
Total Health Care				744,877,875
Industrials — 1.6%
Aerospace & Defense — 0.5%
Air 2 US Pass-Through Certificates	8.027%	10/1/19	275,407	279,711	(a)
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	8,410,746
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,248,803
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	2,269,000	2,251,042

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	33

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	13,115,000	$13,033,985
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	2,420,000	2,504,424
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	16,925,000	16,081,788
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	29,720,000	27,782,178
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,535,248
United Technologies Corp., Senior Notes	3.950%	8/16/25	14,150,000	14,060,682
United Technologies Corp., Senior Notes	4.125%	11/16/28	18,210,000	18,076,920
United Technologies Corp., Senior Notes	4.500%	6/1/42	5,359,000	5,080,743
Total Aerospace & Defense				115,346,270
Air Freight & Logistics — 0.0%
United Parcel Service Inc., Senior Notes	2.500%	4/1/23	5,090,000	4,954,925
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	3,680,000	3,509,175
Total Air Freight & Logistics				8,464,100
Airlines — 0.1%
Continental Airlines 2001-1 Class A-1 Pass-Through Trust	6.703%	6/15/21	19,016	20,252
Continental Airlines 2001-1 Class A-1 Pass-Through Trust	5.983%	4/19/22	8,008,137	8,371,707
Delta Air Lines 2007-1 Class A Pass-Through Trust	6.821%	8/10/22	6,381,901	6,852,247	(f)
Northwest Airlines 1999-2 Class A Pass-Through Trust	7.575%	3/1/19	488,130	485,528
Total Airlines				15,729,734
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	7,980,000	7,855,515
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	7,500,000	7,337,831
Monitronics International Inc., Senior Notes	9.125%	4/1/20	190,000	49,163
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	1,932,500
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	2,505,000	2,367,225
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	3,060,000	2,895,525
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	3,620,000	3,574,750
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	630,000	585,900
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	5,413,000	4,763,440
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,444,554
Waste Management Inc., Senior Notes	3.500%	5/15/24	4,440,000	4,440,693
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,584,688
Total Commercial Services & Supplies				39,831,784
Electrical Equipment — 0.1%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	1,373,000	1,395,818
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	24,526,529
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,209,373
Total Electrical Equipment				32,131,720

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	5.500%	1/8/20	1,640,000	$1,659,726
General Electric Co., Senior Notes	4.375%	9/16/20	4,836,000	4,831,075
General Electric Co., Senior Notes	4.650%	10/17/21	410,000	411,496
General Electric Co., Senior Notes	5.875%	1/14/38	10,903,000	10,453,434
General Electric Co., Senior Notes	6.875%	1/10/39	35,494,000	37,211,389
General Electric Co., Senior Notes	4.500%	3/11/44	8,660,000	7,087,318
General Electric Co., Subordinated Notes	5.300%	2/11/21	4,382,000	4,389,594
Total Industrial Conglomerates				66,044,032
Machinery — 0.1%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	3,235,000	3,117,731	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	5,380,000	4,815,100	(a)
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	5,268,000	5,256,389
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,457,884
Total Machinery				15,647,104
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	8,730,000	8,825,244
Union Pacific Corp., Senior Notes	3.950%	9/10/28	28,460,000	28,478,001
Union Pacific Corp., Senior Notes	4.500%	9/10/48	23,430,000	23,196,906
Total Road & Rail				60,500,151
Trading Companies & Distributors — 0.0%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	3,066,000	2,820,720	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	3,790,000	3,344,675	(a)
Total Trading Companies & Distributors				6,165,395
Transportation Infrastructure — 0.1%
DP World Ltd., Senior Notes	5.625%	9/25/48	24,030,000	22,684,320	(a)
Total Industrials				382,544,610
Information Technology — 1.7%
Communications Equipment — 0.0%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	3,720,000	3,022,500	(a)
Harris Corp., Senior Notes	4.854%	4/27/35	2,988,000	2,972,755
Harris Corp., Senior Notes	5.054%	4/27/45	6,087,000	6,284,297
Total Communications Equipment				12,279,552
IT Services — 0.3%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	21,169,000	20,454,546	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	26,130,000	25,701,517
Visa Inc., Senior Notes	4.300%	12/14/45	16,470,000	17,062,123
Total IT Services				63,218,186

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	35

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	9,800,000	$8,858,959
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	520,000	467,279
Intel Corp., Senior Notes	3.700%	7/29/25	4,050,000	4,088,803
Intel Corp., Senior Notes	3.734%	12/8/47	3,104,000	2,881,441
Total Semiconductors & Semiconductor Equipment				16,296,482
Software — 0.8%
Microsoft Corp., Senior Notes	1.550%	8/8/21	18,543,000	18,020,723
Microsoft Corp., Senior Notes	2.400%	2/6/22	14,850,000	14,685,422
Microsoft Corp., Senior Notes	2.875%	2/6/24	19,298,000	19,129,558
Microsoft Corp., Senior Notes	2.700%	2/12/25	4,322,000	4,195,404
Microsoft Corp., Senior Notes	2.400%	8/8/26	74,200,000	69,251,257
Microsoft Corp., Senior Notes	3.300%	2/6/27	40,450,000	40,108,156
Microsoft Corp., Senior Notes	3.450%	8/8/36	770,000	726,640
Microsoft Corp., Senior Notes	4.100%	2/6/37	4,530,000	4,657,258
Microsoft Corp., Senior Notes	3.950%	8/8/56	3,840,000	3,757,447
salesforce.com Inc., Senior Notes	3.250%	4/11/23	11,370,000	11,435,088
salesforce.com Inc., Senior Notes	3.700%	4/11/28	3,480,000	3,502,391
Total Software				189,469,344
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.000%	11/13/20	11,350,000	11,203,527
Apple Inc., Senior Notes	1.550%	8/4/21	5,190,000	5,034,087
Apple Inc., Senior Notes	2.450%	8/4/26	32,030,000	29,633,410
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	36,680,000	36,575,308	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	37,507,000	37,466,641	(a)
Total Technology Hardware, Storage & Peripherals				119,912,973
Total Information Technology				401,176,537
Materials — 1.2%
Chemicals — 0.1%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	12,930,000	12,553,026	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	1,311,000	1,312,451
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,496,074
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	2,882,012
Nutrien Ltd., Senior Notes	4.875%	3/30/20	330,000	335,853
OCP SA, Senior Notes	4.500%	10/22/25	10,510,000	10,097,251	(a)
Total Chemicals				29,676,667
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	4,500,000	4,308,750	(a)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	940,000	$870,083	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	2,790,000	2,720,250
Berry Global Inc., Secured Notes	4.500%	2/15/26	1,620,000	1,486,350	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	1,789,865	1,792,103
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	5,190,000	4,949,962	(a)
WestRock RKT Co., Senior Notes	3.500%	3/1/20	2,855,000	2,853,247
WestRock RKT Co., Senior Notes	4.000%	3/1/23	2,250,000	2,251,086
Total Containers & Packaging				21,231,831
Metals & Mining — 1.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	12,985,000	13,244,700	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	435,000	417,600	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	12,605,000	12,314,166	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	3,400,000	3,216,695	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	9,785,000	9,380,824	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	13,125,000	11,889,030	(a)
ArcelorMittal, Senior Notes	6.250%	2/25/22	3,510,000	3,712,557
ArcelorMittal, Senior Notes	7.000%	10/15/39	3,490,000	3,684,034
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,590,000	1,593,227
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	8,454,000	8,930,351
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	8,260,000	8,687,966
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	983,000	976,000
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	8,347,276
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25 then USD 5 year Swap Rate + 5.093% to 10/19/45 then USD 5 year Swap Rate + 5.843%)	6.750%	10/19/75	28,735,000	29,840,004	(a)(c)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	6,825,000	6,662,906
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	590,000	559,763
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,091,000	2,164,185
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	40,000	37,100
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	130,000	120,413
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	4,172,000	3,196,795
Glencore Finance Canada Ltd., Senior Notes	6.000%	11/15/41	2,120,000	2,047,400	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,010,000	1,992,184	(a)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	29,060,000	27,742,420	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	4,620,000	4,540,577	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	18,890,000	17,226,647	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	37

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	5.250%	11/8/42	24,800,000	$23,648,493
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,581,000	7,558,279
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	10,350,000	9,621,108
Total Metals & Mining				223,352,700
Total Materials				274,261,198
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	634,000	527,013
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	5.625%	5/1/24	1,610,000	1,599,937
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	1/15/28	400,000	352,000
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	23,980,000	23,836,071	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	600,000	600,682	(a)
Total Real Estate				26,915,703
Utilities — 0.8%
Electric Utilities — 0.8%
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	156,000	187,049
Duke Energy Carolinas LLC	5.300%	2/15/40	3,000,000	3,419,345
Duke Energy Progress LLC, Secured Bonds	2.800%	5/15/22	400,000	394,791
Exelon Corp., Senior Bonds	5.625%	6/15/35	5,126,000	5,544,747
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	18,812,962
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	15,802,000	15,342,886
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	56,186,000	71,150,958
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	10,344,000	10,367,324
Pacific Gas & Electric Co., Senior Notes	3.500%	10/1/20	10,330,000	9,894,924
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	8,470,000	6,954,283
Pacific Gas & Electric Co., Senior Notes	6.050%	3/1/34	21,485,000	20,002,840
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	9,867,729
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,301,488
Progress Energy Inc., Senior Notes	6.000%	12/1/39	4,800,000	5,653,850
Total Electric Utilities				182,895,176
Multi-Utilities — 0.0%
Dominion Energy Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,492,054
Total Utilities				187,387,230
Total Corporate Bonds & Notes (Cost — $7,295,700,251)				7,087,154,355

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 26.6%
FHLMC — 5.6%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/19-11/1/36	30,489	$32,305
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	6/1/19-9/1/39	2,885,586	3,242,877
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/20-12/1/38	3,977,168	4,270,798
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/23-1/1/49	142,162,111	149,249,383
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	7/1/23-9/1/47	48,760,770	50,701,098
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-9/1/48	343,915,615	351,280,152
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	6/1/27	2,493,101	2,466,135
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/32-3/1/39	801,968	913,828
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	72,168,210	72,749,814
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	2/1/38-9/1/48	297,658,434	290,707,503
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/49	153,725,000	149,811,048	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	1/1/49	198,900,000	202,780,879	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	1/1/49	30,100,000	31,160,977	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	1/1/49	3,100,000	3,246,939	(i)
Total FHLMC				1,312,613,736
FNMA — 13.8%
Federal National Mortgage Association (FNMA)	3.000%	1/1/49	195,895,000	191,925,082	(i)
Federal National Mortgage Association (FNMA)	5.000%	1/1/49	27,400,000	28,702,391	(i)
Federal National Mortgage Association (FNMA)	2.680%	4/1/19	19,268,833	19,229,979
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	9	9
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-9/1/57	288,925,852	301,617,826
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-2/1/41	26,870,684	29,323,305
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	3,140,000	3,114,698
Federal National Mortgage Association (FNMA)	2.950%	7/1/27	21,420,000	20,825,854
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	11,868,105	11,500,332
Federal National Mortgage Association (FNMA)	3.660%	2/1/28	18,650,000	18,670,399	(e)(f)
Federal National Mortgage Association (FNMA)	3.740%	11/1/28	17,720,000	17,925,177
Federal National Mortgage Association (FNMA)	3.530%	1/1/29	7,300,000	7,305,703	(e)(f)
Federal National Mortgage Association (FNMA)	3.570%	1/1/29	520,000	520,325	(e)(f)
Federal National Mortgage Association (FNMA)	3.770%	1/1/29	12,019,000	12,030,268	(e)(f)
Federal National Mortgage Association (FNMA)	3.790%	1/1/29	4,775,000	4,869,008	(e)(f)
Federal National Mortgage Association (FNMA)	3.800%	1/1/29	3,705,000	3,745,523	(e)(f)
Federal National Mortgage Association (FNMA)	3.820%	1/1/29	6,190,000	6,332,177	(e)(f)
Federal National Mortgage Association (FNMA)	3.820%	1/1/29	8,708,000	9,010,699	(e)(f)
Federal National Mortgage Association (FNMA)	3.830%	1/1/29	4,880,000	4,983,700	(e)(f)
Federal National Mortgage Association (FNMA)	6.500%	2/1/29-5/1/40	12,704,217	14,428,626

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	39

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	4,011,749	$4,545,881
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	2,545	2,935
Federal National Mortgage Association (FNMA)	5.000%	8/1/31-11/1/48	266,837,331	281,092,295
Federal National Mortgage Association (FNMA)	3.500%	9/1/33-3/1/57	306,467,099	306,654,040
Federal National Mortgage Association (FNMA)	3.500%	1/1/34-1/1/49	323,600,000	326,499,494	(i)
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-9/1/56	37,026,471	39,769,834
Federal National Mortgage Association (FNMA)	3.000%	12/1/37-11/1/48	208,319,221	203,502,800
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-6/1/57	488,537,014	500,238,216
Federal National Mortgage Association (FNMA)	4.000%	1/1/49	181,750,000	185,285,606	(i)
Federal National Mortgage Association (FNMA)	4.500%	1/1/49	681,200,000	705,481,054	(i)
Federal National Mortgage Association (FNMA) (Federal Reserve US 12 mo. Cumulative Average 1 Year CMT + 1.949%)	4.101%	11/1/35	33,756	34,527	(c)
Total FNMA				3,259,167,763
GNMA — 7.2%
Government National Mortgage Association (GNMA)	4.000%	5/1/47	13,700,000	14,028,586	(i)
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	30,017	31,912
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	75,470	81,470
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	2,954,668	3,300,330
Government National Mortgage Association (GNMA)	6.000%	1/15/29-2/15/37	7,373,089	7,969,073
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	10,801	10,979
Government National Mortgage Association (GNMA)	5.500%	7/15/33- 6/15/36	6,344,036	6,865,137
Government National Mortgage Association (GNMA)	4.000%	4/15/47- 4/15/48	28,783,471	29,728,216
Government National Mortgage Association (GNMA)	3.500%	6/15/48	8,947,071	9,050,361
Government National Mortgage Association (GNMA) II	5.000%	4/20/35- 1/20/49	92,855,414	97,082,765
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	1,772,819	2,041,641
Government National Mortgage Association (GNMA) II	6.000%	9/20/38-11/20/41	4,525,529	4,883,328
Government National Mortgage Association (GNMA) II	4.500%	1/20/40- 9/20/48	214,647,482	222,870,871

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-11/20/47	59,130,300	$59,598,792
Government National Mortgage Association (GNMA) II	4.000%	8/20/47	85,410,054	87,551,809
Government National Mortgage Association (GNMA) II	3.000%	9/20/47-3/20/48	232,987,282	229,576,000
Government National Mortgage Association (GNMA) II	3.500%	1/20/49	8,700,000	8,754,375	(i)
Government National Mortgage Association (GNMA) II	4.500%	1/20/49	480,980,000	497,767,327	(i)
Government National Mortgage Association (GNMA) II	5.000%	1/20/49-2/20/49	385,500,000	401,248,743	(i)
Total GNMA				1,682,441,715
Total Mortgage-Backed Securities (Cost — $6,268,968,640)				6,254,223,214
U.S. Government & Agency Obligations — 18.4%
U.S. Government Agencies — 0.6%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000	3,329,744
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000	60,412,287
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	83,870,000	82,133,073
Total U.S. Government Agencies				145,875,104
U.S. Government Obligations — 17.8%
Department of Housing and Urban Development, Notes	2.850%	8/1/24	4,537,000	4,574,725
Department of Housing and Urban Development, Senior Notes	2.450%	8/1/22	9,000,000	8,963,127
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	5,240,120
U.S. Treasury Bonds	3.750%	11/15/43	409,880,000	463,052,322
U.S. Treasury Bonds	2.500%	2/15/45	347,860,000	315,363,625
U.S. Treasury Bonds	3.000%	5/15/45	622,540,000	621,542,965
U.S. Treasury Bonds	2.875%	8/15/45	539,930,000	526,052,114
U.S. Treasury Bonds	3.000%	5/15/47	182,636,000	181,908,309
U.S. Treasury Bonds	2.750%	8/15/47	127,085,000	120,398,144
U.S. Treasury Bonds	2.750%	11/15/47	206,740,000	195,692,331
U.S. Treasury Bonds	3.000%	2/15/48	2,590,000	2,576,999
U.S. Treasury Bonds	3.125%	5/15/48	150,460,000	153,360,469
U.S. Treasury Bonds	3.000%	8/15/48	329,059,000	327,600,087
U.S. Treasury Notes	2.875%	10/15/21	50,330,000	50,868,688
U.S. Treasury Notes	2.000%	12/31/21	13,510,000	13,328,459

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	41

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.875%	2/28/22	43,670,000	$42,887,863
U.S. Treasury Notes	1.875%	4/30/22	71,400,000	70,050,094
U.S. Treasury Notes	1.875%	8/31/22	221,160,000	216,477,627
U.S. Treasury Notes	2.875%	9/30/23	560,000	569,188
U.S. Treasury Notes	2.000%	5/31/24	147,285,000	143,341,100
U.S. Treasury Notes	2.000%	6/30/24	140,220,000	136,388,598
U.S. Treasury Notes	2.125%	11/30/24	68,830,000	67,200,665
U.S. Treasury Notes	2.000%	2/15/25	141,740,000	137,155,597
U.S. Treasury Notes	2.875%	4/30/25	63,290,000	64,403,756
U.S. Treasury Notes	2.750%	6/30/25	122,566,000	123,827,568
U.S. Treasury Notes	3.000%	9/30/25	71,210,000	73,051,446
U.S. Treasury Notes	2.250%	11/15/25	21,730,000	21,256,354
U.S. Treasury Notes	2.750%	2/15/28	6,000	6,032
U.S. Treasury Notes	1.875%	12/15/20	94,230,000	93,127,583
Total U.S. Government Obligations				4,180,265,955
Total U.S. Government & Agency Obligations (Cost — $4,308,273,653)				4,326,141,059
Collateralized Mortgage Obligations (j) — 11.7%
Alternative Loan Trust, 2006-6CB, 1A4	5.500%	5/25/36	5,888,926	5,422,318
Banc of America Alternative Loan Trust, 2004-11, 2CB1	6.000%	12/25/34	6,232,751	6,039,790
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.672%	4/10/49	786,332	483,268	(c)
Banc of America Funding Trust, 2015-R2, 10A1 (1 mo. USD LIBOR + 0.190%)	2.696%	6/29/37	11,859,559	11,863,491	(a)(c)
Banc of America Funding Trust, 2015-R2, 3A1 (1 mo. USD LIBOR + 0.260%)	2.766%	4/29/37	10,364,178	10,357,417	(a)(c)
Banc of America Funding Trust, 2015-R2, 3A2 (1 mo. USD LIBOR + 0.260%)	2.766%	4/29/37	25,428,000	24,801,502	(a)(c)
BBCCRE Trust, 2015-GTP, E	4.563%	8/10/33	33,260,000	30,038,520	(a)(c)
BBCMS Trust, 2018-CBM D (1 mo. LIBOR + 2.391% to 7/15/23 then 1 mo. LIBOR + 2.641%)	4.846%	7/15/37	16,390,000	16,081,599	(a)(c)
BCAP LLC Trust, 2010-RR9, 6A2	6.000%	10/26/35	14,529,818	12,678,123	(a)
Bear Stearns Asset Backed Securities I Trust, 2004-AC6, A1	5.750%	11/25/34	3,411,365	3,334,526
Bear Stearns Asset Backed Securities I Trust, 2006-AC4, A2 (-4.333% x 1 mo. USD LIBOR + 33.583%)	22.723%	7/25/36	3,373,003	5,113,553	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR2, A1 (1 mo. USD LIBOR + 0.170%)	2.676%	3/25/37	19,810,661	18,038,824	(c)
BHMS Mortgage Trust, 2018-MZB	9.092%	7/15/20	93,060,000	93,870,413	(a)(c)
BX Trust, 2017-IMC F (1 mo. USD LIBOR + 4.250%)	6.705%	10/15/32	37,710,000	37,754,686	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates Series, 2005-4A, A1 (1 mo. USD LIBOR + 0.200%)	2.706%	10/25/36	446,751	422,513	(a)(c)

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
CHT Mortgage Trust, 2017-CSMO, A (1 mo. USD LIBOR + 0.930% to 12/25/22 then 1 mo. USD LIBOR + 1.080%)	3.385%	11/15/36	25,085,000	$24,862,446	(a)(c)
Citigroup Commercial Mortgage Trust, 2014-GC25, AS	4.017%	10/10/47	2,800,000	2,849,121
Citigroup Commercial Mortgage Trust, 2017-P7, B	4.137%	4/14/50	9,194,000	9,196,868	(c)
Citigroup Mortgage Loan Trust, 2006-AR9, 1A4 (1 mo. USD LIBOR + 0.240%)	2.746%	11/25/36	1,803,604	1,799,213	(c)
Citigroup Mortgage Loan Trust Inc., 2005-5 1A5	3.130%	8/25/35	73,139	62,974	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C2, AJFL (1 mo. LIBOR + 0.270%)	2.670%	4/15/47	3,233,175	3,199,531	(a)(c)
Cold Storage Trust, 2017-ICE3, A (1 mo. LIBOR + 1.000%)	3.455%	4/15/36	20,980,000	20,634,610	(a)(c)
Commercial Mortgage Pass-Through Certificates, 2014-CR21, A3	3.528%	12/10/47	590,000	593,418
Commercial Mortgage Pass-Through Certificates, 2015-DC1, C	4.351%	2/10/48	3,070,000	2,985,901	(c)
Commercial Mortgage Trust, 2013-CR12, AM	4.300%	10/10/46	1,723,000	1,775,159
Commercial Mortgage Trust, 2013-CR12, B	4.762%	10/10/46	1,470,000	1,519,664	(c)
Commercial Mortgage Trust, 2013-CR12, C	5.085%	10/10/46	730,000	739,453	(c)
Commercial Mortgage Trust, 2014-CR19, B	4.703%	8/10/47	8,410,000	8,651,355	(c)
Commercial Mortgage Trust, 2014-CR21, C	4.418%	12/10/47	11,948,000	12,001,766	(c)
Commercial Mortgage Trust, 2015-DC1, B	4.035%	2/10/48	7,160,000	7,168,210	(c)
Countrywide Alternative Loan Trust, 2006-18CB, A6, PAC (-4.000 x 1 mo. USD LIBOR + 28.600%)	18.575%	7/25/36	8,183,627	11,887,192	(c)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B (1 mo. USD LIBOR + 0.200%)	2.670%	7/20/46	468,974	357,978	(c)
Countrywide Alternative Loan Trust, 2006-23CB, 2A6 PAC-11 (-4.000 x 1 mo. USD LIBOR + 28.400%)	18.375%	8/25/36	3,159,400	3,962,896	(c)
Countrywide Alternative Loan Trust, 2006-43CB, 1A10	6.000%	2/25/37	5,835,320	4,866,753
Countrywide Alternative Loan Trust, 2006-43CB, 3A3 IO (-1.000 x 1 mo. USD LIBOR + 6.630%)	4.124%	2/25/37	16,087,800	3,787,919	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.482%	6/15/38	1,536,938	859,092	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	5,899,773	4,016,993
Credit Suisse Commercial Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	4,760,147	4,616,890	(c)
CSMC Trust, 2014-USA E	4.373%	9/15/37	1,970,000	1,772,608	(a)
CSMC Trust, 2014-USA, A2	3.953%	9/15/37	12,520,000	12,683,734	(a)
CSMC Trust, 2014-USA, D	4.373%	9/15/37	10,950,000	10,402,000	(a)
CSMC Trust, 2015-2R, 7A1	3.742%	8/27/36	22,758,886	23,274,552	(a)(c)
CSMC Trust, 2015-4R, 3A3 (1 mo. USD LIBOR + 0.310%)	2.625%	10/27/36	48,456,954	28,474,052	(a)(c)
CSMC Trust, 2015-GLPA, A	3.881%	11/15/37	4,004,378	4,088,033	(a)
CSMC Trust, 2017-CHOP G (1 mo. LIBOR + 5.620%)	8.075%	7/15/32	23,400,000	23,005,476	(a)(c)
CSMC Trust, 2017-TIME, A	3.646%	11/13/39	21,200,000	21,146,936	(a)
CSMC Trust, 2018- PLUM A (1 mo. USD LIBOR + 3.231%)	5.687%	8/15/20	74,725,000	74,815,343	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	43

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	212,791,065	$206,543,476	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K007, X1, IO	1.034%	4/25/20	60,495,655	609,361	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K015, X1, IO	1.574%	7/25/21	19,557,863	656,000	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K016, X1, IO	1.492%	10/25/21	7,621,167	267,308	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	8,243,398	9,184,389
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 202957, ZA, PAC	5.000%	3/15/35	12,925,120	13,832,520
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203242, SC, IO (-1.000 x 1 mo. USD LIBOR + 6.290%)	3.835%	11/15/36	1,403,072	191,765	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203368, AI, IO (-1.000 x 1 mo. USD LIBOR + 6.030%)	3.575%	9/15/37	2,028,311	258,202	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203621, SB, IO (-1.000 x 1 mo. USD LIBOR + 6.230%)	3.775%	1/15/40	3,095,337	418,035	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203639, EY	5.000%	2/15/30	5,766,708	6,021,841
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203973, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.490%)	4.035%	12/15/41	5,843,615	1,057,174	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204054, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	3.595%	8/15/39	3,580,055	413,213	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204099, ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	3.545%	8/15/42	1,919,627	338,493	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204119, IN, IO	3.500%	10/15/32	5,127,699	707,191
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204174, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	3.745%	5/15/39	3,466,470	309,339	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204239, IO, IO	3.500%	6/15/27	4,165,986	378,941
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204298, PI, IO, PAC	4.000%	4/15/43	2,696,872	363,044
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204415, IO	1.617%	4/15/41	8,693,791	428,077	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204793, CB	3.000%	5/15/48	52,231,237	51,173,931
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204793, CD	3.000%	6/15/48	39,189,750	38,201,737
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	3.975%	2/15/37	7,821,580	1,148,226	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3422, AI, IO	0.250%	1/15/38	928,792	6,705

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3768, MB, PAC	4.000%	12/15/39	18,608,673	$19,171,500
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	3.495%	10/15/41	9,230,746	1,372,501	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4146, DI, IO	3.000%	12/15/31	3,706,218	344,804
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	3.795%	9/15/42	3,474,282	489,448	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	58,813,631	57,260,469
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 20283, IO, IO	3.500%	10/15/27	1,026,660	93,515
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 20334, S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.645%	8/15/44	11,397,747	2,099,343	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 20353, S1, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	3.545%	12/15/46	25,479,301	4,470,784	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.642%	2/15/38	1,520,893	98,673	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA1, M2 (1 mo. USD LIBOR + 1.800%)	4.306%	7/25/30	55,580,000	53,053,945	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03, 1M1 (1 mo. USD LIBOR + 3.000%)	5.506%	7/25/24	72,614,819	76,411,078	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C01, 2M2 (1 mo. USD LIBOR + 4.550%)	7.056%	2/25/25	5,075,239	5,417,454	(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03, 1M1 (1 mo. USD LIBOR + 0.950%)	3.456%	10/25/29	26,782,223	26,812,931	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	6.756%	1/25/31	19,130,000	18,364,477	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03, 1M2 (1 mo. USD LIBOR + 5.000%)	7.506%	7/25/25	28,061,264	31,003,443	(a)(c)
Federal National Mortgage Association (FNMA) REMIC, 2005-88, IP, IO	1.390%	10/25/35	3,346,189	272,842	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-118, IP1, IO	2.375%	12/25/36	5,417,387	442,667	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-118, IP2, IO	2.375%	12/25/36	6,333,662	514,757	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-28, IP, IO	1.588%	4/25/36	2,179,057	135,674
Federal National Mortgage Association (FNMA) REMIC, 2006-59, IP, IO	2.395%	7/25/36	3,945,164	377,890	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-123, PM, PAC	4.000%	7/25/40	19,331,985	19,885,160
Federal National Mortgage Association (FNMA) REMIC, 2010-27, AS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	3.974%	4/25/40	2,585,715	435,910	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	45

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA) REMIC, 2011-99, KS, IO (-1.000 x 1 mo. USD LIBOR + 6.700%)	4.194%	10/25/26	1,328,448	$114,944	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-101, BI, IO	4.000%	9/25/27	2,616,997	224,411
Federal National Mortgage Association (FNMA) REMIC, 2012-133, CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	12/25/42	4,380,204	738,114	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-134, MS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	12/25/42	3,474,718	596,239	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-134, SK, IO (-1.000 x 1 mo. LIBOR + 6.150%)	3.644%	12/25/42	11,103,622	1,819,637	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-35, SC, IO (-1.000% x 1 mo. USD LIBOR + 6.500%)	3.994%	4/25/42	3,158,380	544,295	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-46, BA	6.000%	5/25/42	4,803,146	5,174,101
Federal National Mortgage Association (FNMA) REMIC, 2012-70, YS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.144%	2/25/41	1,485,600	164,711	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-74, OA, PO	0.000%	3/25/42	476,256	432,339
Federal National Mortgage Association (FNMA) REMIC, 2012-74, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.144%	3/25/42	5,398,872	652,801	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-75, AO, PO	0.000%	3/25/42	284,973	251,778
Federal National Mortgage Association (FNMA) REMIC, 2012-93, UI, IO	3.000%	9/25/27	1,709,780	139,626
Federal National Mortgage Association (FNMA) REMIC, 2013-124, SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	3.444%	12/25/43	17,319,325	3,062,008	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-14, IG, IO	4.000%	3/25/43	8,698,168	1,659,107
Federal National Mortgage Association (FNMA) REMIC, 2013-26, HI, IO	3.000%	4/25/32	5,179,683	396,192
Federal National Mortgage Association (FNMA) REMIC, 2013-29, QI, IO	4.000%	4/25/43	8,476,135	1,634,304
Federal National Mortgage Association (FNMA) REMIC, 2013-54, BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	6/25/43	8,561,177	1,566,505	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	6,407,926	7,271,193
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	17,830,399	19,412,396
Federal National Mortgage Association (FNMA) REMIC, 2013-9, SA, IO (-1.000 x 1 mo. LIBOR + 6.150%)	3.644%	3/25/42	5,873,114	708,824	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	1.692%	8/25/44	7,940,854	421,258	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	1.342%	8/25/55	15,820,092	758,600	(c)

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA) REMIC, 2015-56, AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	8/25/45	3,768,876	$748,893	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-23, ST, IO (-1.000 x 1 mo. LIBOR + 6.000%)	3.494%	11/25/45	22,055,777	3,826,587	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.594%	9/25/46	24,185,813	3,280,155	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-61, BS, IO (-1.000 x 1 mo. LIBOR + 6.100%)	3.594%	9/25/46	10,987,963	1,437,032	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-76, SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.594%	10/25/57	45,159,556	7,797,276	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-85, SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	3.694%	11/25/47	15,224,652	2,269,448	(c)
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	1,178,042	1,288,682
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	1,694,501	1,808,839
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	7,182,982	8,352,452
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.094%	7/25/42	751,357	126,710	(c)
Federal National Mortgage Association (FNMA) STRIPS, 20384, 14, IO	5.500%	1/25/40	691,253	151,428
Federal National Mortgage Association (FNMA) STRIPS, 20409, C1, IO	3.000%	11/25/26	5,265,982	390,767
Federal National Mortgage Association (FNMA) STRIPS, 20409, C13, IO	3.500%	11/25/41	5,905,639	1,146,077
Federal National Mortgage Association (FNMA) STRIPS, 20409, C18, IO	4.000%	4/25/42	4,068,008	799,691
Federal National Mortgage Association (FNMA) STRIPS, 20409, C22, IO	4.500%	11/25/39	1,757,899	390,844
Federal National Mortgage Association (FNMA) STRIPS, 390, C3, IO	6.000%	7/25/38	1,307,239	276,138
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	1,630,463	379,260
Federal National Mortgage Association (FNMA) STRIPS, 407, 22, IO	5.000%	1/25/39	584,489	121,528
Federal National Mortgage Association (FNMA) STRIPS, 407, 23, IO	5.000%	1/25/39	309,725	71,721	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407, 27, IO	5.500%	1/25/39	265,877	51,225	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407, 34, IO	5.000%	1/25/38	375,802	73,460

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	47

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA) STRIPS, 409, C2, IO	3.000%	4/25/27	263,516	$20,720
First Horizon Alternative Mortgage Securities Trust, 2007-FA3, A1 (1 mo. USD LIBOR + 0.330%)	2.836%	6/25/37	10,961,481	6,181,028	(c)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	88,315,544	86,831,039	(a)(c)
FREMF Mortgage Trust, 2012-K20, X2A, IO	0.200%	5/25/45	186,764,969	1,041,495	(a)
GE Business Loan Trust, 2007-1A, A (1 mo. USD LIBOR + 0.170%)	2.625%	4/15/35	3,641,001	3,573,802	(a)(c)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	34,897,000	9,160,463	(c)
Government National Mortgage Association (GNMA), 2001-36, FC (1 mo. LIBOR + 0.400%)	2.870%	8/20/31	544	544	(c)
Government National Mortgage Association (GNMA), 2006-16, GS, IO (-1.000 x 1 mo. LIBOR + 6.990%)	4.520%	4/20/36	761,288	98,604	(c)
Government National Mortgage Association (GNMA), 2007-51, SG, IO (-1.000 x 1 mo. LIBOR + 6.580%)	4.110%	8/20/37	2,951,678	477,423	(c)
Government National Mortgage Association (GNMA), 2010-116, MH	5.000%	7/20/40	27,967,485	30,514,872
Government National Mortgage Association (GNMA), 2010-118, IO	0.103%	4/16/53	2,864,898	11,406	(c)
Government National Mortgage Association (GNMA), 2010-42, PC, PAC	5.000%	7/20/39	7,100,000	7,443,991
Government National Mortgage Association (GNMA), 2010-86, PB, PAC	4.500%	10/20/39	17,716,278	18,268,119
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	3.322%	5/20/60	639,706	648,293	(c)
Government National Mortgage Association (GNMA), 2010-H26, LF (1 mo. USD LIBOR + 0.350%)	2.664%	8/20/58	1,657,496	1,656,083	(c)
Government National Mortgage Association (GNMA), 2010-H27, FA (1 mo. USD LIBOR + 0.380%)	2.694%	12/20/60	356,545	356,450	(c)
Government National Mortgage Association (GNMA), 2010-H28, FE (1 mo. USD LIBOR + 0.400%)	2.714%	12/20/60	7,404,277	7,405,648	(c)
Government National Mortgage Association (GNMA), 2011-140, AI, IO	4.000%	10/16/26	305,798	26,208
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.764%	2/20/61	2,247,075	2,250,565	(c)
Government National Mortgage Association (GNMA), 2011-H08, FG (1 mo. USD LIBOR + 0.480%)	2.794%	3/20/61	7,882,871	7,899,121	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.814%	3/20/61	7,061,823	7,079,014	(c)
Government National Mortgage Association (GNMA), 2012-152, IO	0.781%	1/16/54	73,906,236	3,784,997	(c)
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	3.580%	3/20/42	2,027,195	282,406	(c)

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2012-66, CI, IO	3.500%	2/20/38	5,204,358	$387,975
Government National Mortgage Association (GNMA), 2012-81, AI, IO	3.500%	4/20/27	2,204,201	142,780
Government National Mortgage Association (GNMA), 2012-98, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.645%	8/16/42	3,832,957	602,988	(c)
Government National Mortgage Association (GNMA), 2013-150, IA, IO	0.658%	11/20/42	2,566,636	84,132	(c)
Government National Mortgage Association (GNMA), 2014-117, SJ, IO, PAC (-1.000 x 1 mo. LIBOR + 5.600%)	3.130%	8/20/44	780,883	93,230	(c)
Government National Mortgage Association (GNMA), 2014-160, EI, IO	4.000%	7/16/26	6,294,001	534,835
Government National Mortgage Association (GNMA), 2014-176, IA, IO	4.000%	11/20/44	1,016,111	204,820
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.645%	10/16/46	8,038,947	1,504,493	(c)
Government National Mortgage Association (GNMA), 2016-21, ST, IO (-1.000 x 1 mo. LIBOR + 6.150%)	3.680%	2/20/46	28,922,613	4,872,136	(c)
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	6,265,061	1,347,413
Government National Mortgage Association (GNMA), 2017-H15, KI, IO	2.223%	7/20/67	38,646,410	5,517,896	(c)
Government National Mortgage Association (GNMA), 2017-H18, BI, IO	1.577%	9/20/67	30,363,423	2,836,557	(c)
Government National Mortgage Association (GNMA), 2017-H20, IB, IO	1.999%	10/20/67	15,189,546	1,743,760	(c)(f)
Government National Mortgage Association (GNMA), 2017-H22, IC, IO	2.012%	11/20/67	4,703,471	574,458	(c)(f)
Government National Mortgage Association (GNMA), 2018-108 A	3.250%	5/16/59	19,221,768	19,094,547	(c)
Government National Mortgage Association (GNMA), 2018-123 AH	3.250%	9/16/52	558,258	553,228
Government National Mortgage Association (GNMA), 2018-129 AG	3.100%	5/16/59	2,352,740	2,322,883
Government National Mortgage Association (GNMA), 2018-37, QA	2.750%	3/20/48	11,826,772	11,630,529
Government National Mortgage Association (GNMA), 2018-98 A	3.000%	10/16/50	1,687,594	1,659,546
Government National Mortgage Association (GNMA), 2018-99 A	3.200%	1/16/52	2,892,853	2,871,478
Government National Mortgage Association (GNMA), 2018-H06, PF (1 mo. USD LIBOR + 0.300%)	2.614%	2/20/68	21,121,432	21,069,978	(c)
Government National Mortgage Association (GNMA), 2018-H07, FD (1 mo. USD LIBOR + 0.300%)	2.614%	5/20/68	36,315,918	36,223,301	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	49

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2018-H08, KF (1 mo. USD LIBOR + 0.300%)	2.614%	5/20/68	17,539,131	$17,487,377	(c)
Government National Mortgage Association (GNMA), 2018-H13 FC (1 mo. USD LIBOR + 0.300%)	2.614%	7/20/68	10,997,653	10,962,695	(c)
Government National Mortgage Association (GNMA), 2018-H17 FG (12 mo. USD LIBOR + 0.250%)	3.250%	10/20/68	7,456,623	7,497,448	(c)
Government National Mortgage Association (GNMA), 2010-31 GS, IO, PAC-1 (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.030%	3/20/39	477,750	14,538	(c)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	4.010%	4/20/40	569,410	86,510	(c)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.180%	1/20/40	323,471	28,106	(c)
GreenPoint Mortgage Funding Trust, 2005-AR4, 1A2A (1 mo. USD LIBOR + 0.640%)	3.146%	10/25/45	2,692,137	2,678,782	(c)
GreenPoint Mortgage Funding Trust, 2005-AR5, 2A1	3.066%	11/25/45	17,240,464	12,153,198	(c)
GreenPoint Mortgage Funding Trust, 2006-AR3, 3A1 (1 mo. USD LIBOR + 0.230%)	2.736%	4/25/36	840,976	1,066,254	(c)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	3.755%	9/15/31	139,880,000	140,348,039	(a)(c)
GS Mortgage Securities Trust, 2007-GG10, AM	5.780%	8/10/45	1,048,885	1,067,697	(c)
GS Mortgage Securities Trust, 2013-GC16, B	5.161%	11/10/46	4,302,000	4,555,554	(c)
GS Mortgage Securities Trust, 2015-GC30, B	4.013%	5/10/50	16,340,000	16,368,502	(c)
GS Mortgage Securities Trust, 2017-GS8, A4	3.469%	11/10/50	5,490,000	5,398,449
GSR Mortgage Loan Trust, 2005-AR7, 1A1	4.592%	11/25/35	875,504	715,546	(c)
HarborView Mortgage Loan Trust, 2005-3, 2A1A (1 mo. USD LIBOR + 0.480%)	2.950%	6/19/35	4,544,084	4,498,699	(c)
HarborView Mortgage Loan Trust, 2005-7, 1A1 (11th District Cost of Funds + 1.850%)	2.929%	6/19/45	2,456,023	1,584,762	(c)
HarborView Mortgage Loan Trust, 2006-13, A (1 mo. USD LIBOR + 0.180%)	2.650%	11/19/46	226,431	190,769	(c)
HarborView Mortgage Loan Trust, 2006-2 1A	4.597%	2/25/36	902,864	618,350	(c)
Impac CMB Trust, 2005-7, A1 (1 mo. USD LIBOR + 0.520%)	3.026%	11/25/35	3,691,250	3,329,418	(c)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	3.006%	5/25/37	8,758,296	8,687,572	(a)(c)
IndyMac INDX Mortgage Loan Trust, 2005-AR13, 1A1	3.978%	8/25/35	192,122	160,320	(c)
IndyMac INDX Mortgage Loan Trust, 2006-AR2, 1A1B (1 mo. USD LIBOR + 0.210%)	2.716%	4/25/46	5,994,172	5,454,628	(c)
Jefferies Resecuritization Trust, 2015-R1, A2 (1 mo. USD LIBOR + 0.140%)	2.455%	12/26/36	18,386,177	11,419,029	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17, B	4.891%	1/15/47	1,602,000	1,661,167	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C25, AS	4.065%	11/15/47	5,930,000	5,982,642

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
JPMBB Commercial Mortgage Securities Trust, 2015-C30, B	4.297%	7/15/48	19,921,000	$19,964,264	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31, B	4.617%	8/15/48	10,543,000	10,774,836	(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C5, A5	3.694%	3/15/50	620,000	624,294
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.055%	4/17/45	6,166,970	4,525,264	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	22,881,841	18,918,397	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.818%	2/12/49	16,493,229	12,349,859	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.206%	2/15/51	1,950,195	1,816,546	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	47,100,000	10,144,210	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	6.205%	5/15/28	17,708,248	17,452,775	(a)(c)
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	109,528,486	108,698,151	(a)(c)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	43,402,429	42,695,659	(a)(c)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	149,933,821	147,061,539	(a)(c)
JPMorgan Resecuritization Trust, 2015-1, 4A1 (1 mo. USD LIBOR + 0.300%)	2.770%	9/27/36	11,342,265	11,016,040	(a)(c)
JPMorgan Resecuritization Trust, 2015-1, 4A2	2.417%	9/27/36	13,846,932	10,136,235	(a)
Lehman Mortgage Trust, 2006-7, 3A4, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	4.644%	11/25/36	8,124,189	2,082,374	(c)
Lone Star Portfolio Trust, 2015-LSMZ M (1 mo. LIBOR + 7.218%)	9.673%	9/15/20	7,356,021	7,311,988	(a)(c)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. LIBOR + 6.900%)	9.605%	9/15/28	13,844,281	13,934,990	(a)(c)
Lone Star Portfolio Trust, 2015-LSP, E (1 mo. USD LIBOR + 5.600%)	8.305%	9/15/28	38,778,969	39,146,516	(a)(c)
LSTAR Securities Investment Ltd., 2017-8R, A (1 mo. USD LIBOR + 2.500%)	5.007%	11/5/22	9,641,969	9,610,401	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-6, 5A1	4.639%	7/25/34	319,207	301,180	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	2.716%	4/25/46	192,518	173,218	(c)
MASTR Reperforming Loan Trust, 2005-1, 1A1	6.000%	8/25/34	1,682,109	1,563,461	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	2.856%	5/25/35	2,499,782	1,993,709	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	2,486,721	2,485,057	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	5,524,998	4,074,756	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	872,452	643,444	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	51

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.086%	9/12/49	6,139,280	$4,761,512	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10, A4	4.082%	7/15/46	110,000	113,703	(c)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	580,670	583,723
Morgan Stanley Mortgage Loan Trust, 2004-5AR, 2A	4.246%	7/25/34	19,927	19,479	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR, 2A2	3.683%	7/25/35	1,476,706	1,300,460	(c)
Morgan Stanley Resecuritization Trust, 2015-R3 7A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	2.823%	4/26/47	17,180,881	16,919,955	(a)(c)
Mortgage Loan Resecuritization Trust, 2009-RS1, A85 (1 mo. USD LIBOR + 0.340%)	2.689%	4/16/36	56,559,677	49,836,547	(a)(c)
Multifamily Trust, 2016-1 B	10.442%	4/25/46	5,356,329	5,643,220	(a)(c)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2005-AP2, A5	5.476%	5/25/35	79,470	58,110
Nomura Resecuritization Trust, 2015-5R, 3A5 (1 mo. USD LIBOR + 0.260%)	2.575%	2/26/46	10,170,195	9,030,328	(a)(c)
Prime Mortgage Trust, 2006-1, 3A2 (-1.000 x 1 mo. USD LIBOR + 7.150%), IO	4.644%	6/25/36	14,003,006	2,339,396	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	32,763,120	26,173,159	(a)
RALI Series Trust, 2007-QS4, 3A9	6.000%	3/25/37	2,782,379	2,529,213
RAMP Series Trust, 2004-SL4, A5	7.500%	7/25/32	589,831	445,194
RAMP Series Trust, 2005-SL1, A7	8.000%	5/25/32	292,688	235,426
RBSGC Mortgage Loan Trust, 2007-B, 1A4 (1 mo. USD LIBOR + 0.450%)	2.956%	1/25/37	9,108,743	6,017,672	(c)
RBSSP Resecuritization Trust, 2009-12, 9A2	3.853%	3/25/36	10,976,947	9,953,624	(a)
Reperforming Loan REMIC Trust, 2006-R2, AS, IO	3.389%	7/25/36	17,142,295	1,871,966	(a)(c)
Residential Asset Securitization Trust, 2003-A14, A1	4.750%	2/25/19	13,796	12,297
Residential Asset Securitization Trust, 2004-A2, 1A3, PAC (1 mo. USD LIBOR + 0.400%)	2.906%	5/25/34	13,096	12,787	(c)
Rosslyn Portfolio Trust, 2017-ROSS, A (1 mo. USD LIBOR + 0.950%)	3.405%	6/15/33	31,270,000	31,311,183	(a)(c)
Shops at Crystals Trust, 2016-CSTL, A	3.126%	7/5/36	11,160,000	10,716,881	(a)
Structured Adjustable Rate Mortgage Loan Trust, 2004-8, 1A1	4.373%	7/25/34	1,209	1,212	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-9XS A (1 mo. USD LIBOR + 0.370%)	2.876%	7/25/34	33,406	33,327	(c)
Structured Asset Mortgage Investments II Trust, 2006-AR6 1A1 (1 mo. USD LIBOR + 0.180%)	2.686%	7/25/46	150,051	138,936	(c)
Structured Asset Mortgage Investments Trust, 2003-AR1, A1 (1 mo. USD LIBOR + 0.740%)	3.210%	10/19/33	105,025	99,843	(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2002-9, A2 (1 mo. USD LIBOR + 0.600%)	3.106%	10/25/27	17,711	17,513	(c)

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (j) — continued
SunTrust Alternative Loan Trust, 2006-1F, 3A (1 mo. USD LIBOR + 0.350%)	2.856%	4/25/36	19,255,985		$5,806,149	(c)
UBS Commercial Mortgage Trust, 2017-C1, A4	3.460%	6/15/50	5,440,000		5,365,789
UBS Commercial Mortgage Trust, 2017-C3, A4	3.426%	8/15/50	6,000,000		5,893,260
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	5.773%	2/15/51	25,271,528		24,998,825	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2003-AR9, 1A7 (1 year Treasury Constant Maturity Rate + 2.330%)	4.331%	9/25/33	10,024		10,302	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR15 A1C3 (1 mo. USD LIBOR + 0.480%)	2.986%	11/25/45	37,532,900		27,493,194	(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5, A	4.104%	9/14/22	13,966,012		14,043,980	(a)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.460%)	2.954%	3/25/37	16,218,473		1,347,270	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2, 2A1 (1 mo. USD LIBOR + 0.430%)	2.936%	6/25/37	6,094,315		5,039,702	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12, B	4.287%	7/15/46	450,000		456,728	(c)
Wells Fargo Commercial Mortgage Trust, 2014-LC18, AS	3.808%	12/15/47	5,630,000		5,616,129
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, A5	3.148%	5/15/48	8,530,000		8,388,778
Wells Fargo Commercial Mortgage Trust, 2017-C41, XA, IO	1.232%	11/15/50	32,161,913		2,637,566	(c)
Wells Fargo Commercial Mortgage Trust, 2018-C44, A5	4.212%	5/15/51	7,530,000		7,801,660
Wells Fargo Mortgage Backed Securities Trust, 2004-Y, 1A2 (1 year Treasury Constant Maturity Rate + 2.490%)	4.918%	11/25/34	31,024		31,899	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR2, 1A1	4.595%	3/25/36	41,559,019		42,039,674	(c)
Wells Fargo Mortgage Loan Trust, 2010-RR4, 2A1	4.603%	8/27/35	10,889		10,895	(a)(c)
WFRBS Commercial Mortgage Trust, 2012-C7, XA, IO	1.405%	6/15/45	184,246		6,698	(a)(c)
WFRBS Commercial Mortgage Trust, 2013-C14, D	3.979%	6/15/46	3,030,000		2,757,855	(a)(c)
WFRBS Commercial Mortgage Trust, 2014-C19, B	4.723%	3/15/47	270,000		279,280	(c)
WFRBS Commercial Mortgage Trust, 2014-C19, XA, IO	1.083%	3/15/47	48,028,803		1,906,508	(c)
Total Collateralized Mortgage Obligations (Cost — $2,820,422,884)					2,758,437,783
Sovereign Bonds — 6.4%
Argentina — 0.5%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	59.031%	6/21/20	67,940,000	ARS	1,930,555	(c)
Argentine Bonos del Tesoro	18.200%	10/3/21	626,050,000	ARS	12,791,967
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	5,430,000		4,926,422
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	50,540,000		42,832,650

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	53

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	11,600,000		$9,330,750
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	1,390,000		1,004,275
Argentine Republic Government International Bond, Senior Notes	7.125%	7/6/36	3,600,000		2,594,250
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	5,450,000		3,972,368
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	49,940,000		35,020,425
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	9,210,000		7,460,100	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	7,890,000		5,720,329	(a)
Total Argentina					127,584,091
Brazil — 1.4%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	430,023,000	BRL	116,053,621
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	270,145,000	BRL	73,024,606
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	34,396,000	BRL	9,278,276
Brazilian Government International Bond, Senior Notes	2.625%	1/5/23	4,490,000		4,234,115
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	18,440,000		17,762,514
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	25,970,000		25,028,588
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	34,140,000		29,928,319
Brazilian Government International Bond, Senior Notes	5.625%	2/21/47	50,990,000		48,268,919
Total Brazil					323,578,958
China — 0.3%
China Government Bond, Senior Notes	3.380%	11/21/24	115,500,000	CNH	16,511,675	(k)
China Government Bond, Senior Notes	3.390%	5/21/25	59,000,000	CNH	8,427,792	(k)
China Government Bond, Senior Notes	3.310%	11/30/25	273,500,000	CNH	38,821,327	(k)
Total China					63,760,794
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	19,220,000		19,863,870
Ecuador — 0.0%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	14,140,000		11,550,613	(a)
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	15,630,000		14,853,908	(a)
Indonesia — 0.5%
Indonesia Government International Bond, Senior Notes	5.875%	3/13/20	310,000		319,137	(k)
Indonesia Government International Bond, Senior Notes	4.875%	5/5/21	510,000		521,914	(k)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	24,750,000		24,547,718	(k)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	370,000		366,976	(a)

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Government International Bond, Senior Notes	5.375%	10/17/23	7,620,000		$7,971,427	(k)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	10,410,000		9,908,311	(a)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	3,010,000		2,791,185
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	5,050,000		4,677,507	(k)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	22,340,000		22,075,450	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	3,610,000		3,567,250	(k)
Indonesia Government International Bond, Senior Notes	5.250%	1/8/47	23,930,000		24,076,882	(a)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	3,900,000		3,676,241	(a)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	28,860,000		26,410,421
Total Indonesia					130,910,419
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	7,780,000		7,332,456	(k)
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	8,110,000		7,270,793	(a)
Total Kenya					14,603,249
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	24,270,000		24,201,365	(a)
Mexico — 2.1%
Mexican Bonos, Bonds	6.500%	6/9/22	2,253,009,800	MXN	107,708,354
Mexican Bonos, Bonds	10.000%	12/5/24	324,780,000	MXN	17,569,777
Mexican Bonos, Bonds	8.000%	11/7/47	4,039,060,000	MXN	185,820,910
Mexican Bonos, Senior Notes	7.750%	11/23/34	381,940,000	MXN	17,645,223
Mexican Bonos, Senior Notes	7.750%	11/13/42	2,668,886,200	MXN	120,052,516
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	11,650,000		10,027,737
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	38,120,000		33,950,625
Total Mexico					492,775,142
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	8,130,000		7,213,098	(a)
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	9,270,000		8,227,496	(a)
Total Nigeria					15,440,594
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	2,330,000		2,953,275
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	14,180,000		16,682,770
Total Peru					19,636,045
Poland — 0.1%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	34,880,000		35,760,023
Russia — 0.8%
Russian Federal Bond - OFZ, Bonds	7.000%	1/25/23	1,326,230,000	RUB	18,275,230

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	55

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Russia — continued
Russian Federal Bond - OFZ, Bonds	7.000%	8/16/23	3,299,070,000	RUB	$45,099,364
Russian Federal Bond - OFZ, Bonds	7.750%	9/16/26	256,110,000	RUB	3,534,263
Russian Federal Bond - OFZ, Bonds	8.150%	2/3/27	2,696,040,000	RUB	37,938,033
Russian Federal Bond - OFZ, Bonds	7.050%	1/19/28	6,370,818,000	RUB	83,202,380
Total Russia					188,049,270
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	26,930,000		26,191,310	(a)
Uruguay — 0.0%
Uruguay Government International Bond, Senior Notes	7.875%	1/15/33	1		1
Total Sovereign Bonds (Cost — $1,778,436,611)					1,508,759,652

			Face Amount†/Units
Asset-Backed Securities — 3.6%
Airspeed Ltd., 2007-1A, G1W (1 mo. USD LIBOR + 0.270%)	2.725%	4/15/24	6,564,931		5,830,447	(a)(c)
Bear Stearns Asset Backed Securities I Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	2.222%	9/25/34	1,620,696		1,564,558	(c)
Bear Stearns Asset Backed Securities Trust, 2004-SD3, A3 (1 mo. USD LIBOR + 1.140%)	3.455%	9/25/34	2,183		2,189	(c)
Brazos Student Finance Corp., 2009-1, AS (3 mo. USD LIBOR + 2.500%)	5.322%	12/27/39	7,100,000		7,371,483	(c)
CIT Mortgage Loan Trust, 2007-1, 1M1 (1 mo. USD LIBOR + 1.500%)	4.006%	10/25/37	47,370,000		47,043,649	(a)(c)
CIT Mortgage Loan Trust, 2007-1, 1M2 (1 mo. USD LIBOR + 1.750%)	4.256%	10/25/37	108,930,000		94,666,935	(a)(c)
Community Funding CLO, 2015-1A A	5.750%	11/1/27	36,638,237		37,602,518	(a)
Conseco Finance Corp., 201999-3, A9	6.530%	2/1/31	14,778,441		14,255,928	(c)
ContiMortgage Home Equity Loan Trust, 201997-4, B1F	7.330%	10/15/28	79,204		168,626	(c)
Countrywide Asset-Backed Certificates, 2003-BC3, A2 (1 mo. USD LIBOR + 0.620%)	3.126%	9/25/33	433,005		424,269	(c)
Countrywide Asset-Backed Certificates, 2006-SD4, A1 (1 mo. USD LIBOR + 0.340%)	2.846%	12/25/36	63,245		33,746	(a)(c)
Countrywide Home Equity Loan Trust, 2006-E 2A (1 mo. USD LIBOR + 0.140%)	2.595%	7/15/36	48,559		46,267	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	2.605%	11/15/36	556,884		489,111	(c)
Countrywide Home Equity Loan Trust, 2006-I, 2A (1 mo. USD LIBOR + 0.140%)	2.595%	1/15/37	5,755,728		5,460,522	(c)
Countrywide Home Equity Loan Trust, 2007-B, A (1 mo. USD LIBOR + 0.150%)	2.605%	2/15/37	7,367,378		7,087,847	(c)

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/Units	Value
Asset-Backed Securities — continued
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	49,670,000	$49,713,938
GMAC Mortgage Corp. Loan Trust, 2004-HE3, A2VN (1 mo. USD LIBOR + 0.500%)	3.006%	10/25/34	3,765,032	3,784,736	(a)(c)
Green Tree Home Improvement Loan Trust, 201996-A, B2	7.400%	2/15/26	2,628	2,687
Greenpoint Manufactured Housing Contract Pass-Through Certificates Trust, 2001-2 IA2 (Auction Rate Security)	5.777%	2/20/32	1,550,000	1,559,013	(c)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	2.906%	10/25/46	6,791,721	6,435,096	(a)(c)
Hertz Vehicle Financing II LP, 2015-1A, C	4.350%	3/25/21	14,481,000	14,439,867	(a)
Hertz Vehicle Financing II LP, 2016-1A, D	5.730%	3/25/20	18,584,000	18,616,838	(a)
Hertz Vehicle Financing II LP, 2016-2A, D	5.970%	3/25/22	10,226,000	10,282,570	(a)
Hertz Vehicle Financing II LP, 2017-1A A	2.960%	10/25/21	16,630,000	16,492,304	(a)
Hertz Vehicle Financing II LP, 2017-1A, D	6.490%	10/25/21	24,750,000	25,200,698	(a)
HSI Asset Securitization Corp. Trust, 2007-OPT1, 1A (1 mo. USD LIBOR + 0.140%)	2.646%	12/25/36	96,604,290	81,074,928	(c)
Long Beach Mortgage Loan Trust, 2006-9, 2A3 (1 mo. USD LIBOR + 0.160%)	2.666%	10/25/36	3,861,922	1,690,527	(c)
Morgan Stanley ABS Capital I Inc. Trust, 2003-HE3, M1 (1 mo. USD LIBOR + 1.020%)	3.526%	10/25/33	321,297	320,828	(c)
Morgan Stanley Resecuritization Trust, 2015-R7, 1BXA	9.094%	2/26/29	18,137,842	19,742,932	(a)(c)
Nelnet Student Loan Trust, 2006-2, A6 (3 mo. USD LIBOR + 0.380%)	2.870%	4/25/31	4,180,000	4,174,937	(a)(c)
Option One Mortgage Loan Trust, 2007-FXD2, 1A1	5.820%	3/25/37	36,663,197	36,043,057
Origen Manufactured Housing Contract Trust, 2006-A A2	4.043%	10/15/37	13,165,828	12,383,331	(c)
Origen Manufactured Housing Contract Trust, 2007-A A2	4.755%	4/15/37	16,621,948	16,167,620	(c)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1, M2 (1 mo. USD LIBOR + 1.800%)	4.306%	7/25/35	3,586,160	3,617,635	(c)
RAMP Series Trust, 2006-RZ4, M1 (1 mo. USD LIBOR + 0.350%)	2.856%	10/25/36	17,250,000	15,721,167	(c)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	3.631%	8/25/33	1,449,222	1,425,675	(c)
Ratchet Trading Ltd., 2018-1 A	15.190%	1/26/27	8,150,035	8,253,304	(a)(c)
Renaissance Home Equity Loan Trust, 2003-4, A3 (1 mo. USD LIBOR + 0.620%)	3.126%	3/25/34	5,925,990	5,842,122	(c)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	14,451,469	10,581,288
Residential Funding Securities Corp., 2002-RP2, A1 (1 mo. USD LIBOR + 1.500%)	4.006%	10/25/32	1,449,316	1,377,862	(a)(c)
SACO I Trust, 2006-3 A3 (1 mo. USD LIBOR + 0.460%)	2.966%	4/25/36	325,974	321,051	(c)
SBA Small Business Investment Cos, 2018-10B 1	3.548%	9/11/28	10,060,000	10,362,615

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	57

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/Units	Value
Asset-Backed Securities — continued
Securitized Asset Backed Receivables LLC Trust, 2006-WM3, A1 (1 mo. USD LIBOR + 0.050%)	2.556%	10/25/36	29,553,036	$12,775,302	(c)
Securitized Asset Backed Receivables LLC Trust, 2006-WM3, A2 (1 mo. USD LIBOR + 0.160%)	2.666%	10/25/36	80,552,959	35,269,855	(c)
Securitized Asset Backed Receivables LLC Trust, 2006-WM3, A3 (1 mo. USD LIBOR + 0.220%)	2.726%	10/25/36	40,833,367	17,980,263	(c)
SLM Student Loan Trust, 2013-M1, M1	3.500%	10/28/29	2,173,452	2,134,056	(a)(f)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	49,649	59,250,089	(a)
SoFi Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	4,200	9,007,369	(a)
Southern Pacific Secured Asset Corp., 201998-2, A1 (1 mo. USD LIBOR + 0.340%)	2.846%	7/25/29	568	559	(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	2.726%	2/25/36	1,103,934	56,032	(a)(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-BC2, A4 (1 mo. USD LIBOR + 0.150%)	2.656%	3/25/37	28,682,756	22,943,090	(c)
Structured Asset Securities Corp. Trust, 2005-SC1, 1A2	7.127%	5/25/31	6,273,681	6,065,883	(a)(c)
Upgrade Pass-Through Trust, 2018-3 A	15.498%	6/15/24	14,852,890	15,045,235	(a)
Upgrade Pass-Through Trust I, 2017-1 CERT	14.960%	12/27/27	16,196,731	16,385,617	(a)(c)
Upgrade Pass-Through Trust I, 2018-2 A	16.537%	5/15/24	12,832,300	12,998,183	(a)
Upgrade Pass-Through Trust I, 2018-5 A	12.075%	9/15/24	14,623,118	14,812,912	(a)
Upgrade Pass-Through Trust I, 2018-6 A	5.339%	10/15/24	12,841,993	12,980,070	(a)
Upgrade Pass-Through Trust IV, 2018-4 A	15.308%	8/15/24	15,157,929	15,354,588	(a)
Total Asset-Backed Securities (Cost — $834,809,344)				850,735,824

			Face Amount†
Senior Loans — 2.3%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2024 Term Loan B (1 mo. LIBOR + 2.250%)	4.754%	2/22/24	17,132,000	16,232,570	(c)(l)(m)
Unitymedia Finance LLC, First Lien Term Loan D (1 mo. LIBOR + 2.250%)	4.705%	1/15/26	210,000	203,288	(c)(l)(m)
UnityMedia Hessen GmbH & Co. KG, Term Loan Senior Facility B (1 mo. LIBOR + 2.250%)	4.705%	9/30/25	4,305,296	4,166,717	(c)(l)(m)
Virgin Media Bristol LLC, Term Loan Facility K (1 mo. LIBOR + 2.500%)	4.955%	1/15/26	3,680,120	3,498,874	(c)(l)(m)
Total Diversified Telecommunication Services				24,101,449

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.3%
CBS Radio Inc., Term Loan B1 (1 mo. LIBOR + 2.750%)	5.256%	11/18/24	7,765,392	$7,309,175	(c)(f)(l)(m)
Charter Communications Operating LLC, Term B Loan (1 mo. LIBOR + 2.000%)	4.530%	4/30/25	9,964,189	9,580,568	(c)(l)(m)
Numericable U.S. LLC, Term Loan B12 (1 mo. LIBOR + 3.688%)	6.143%	1/31/26	12,761,206	11,855,951	(c)(l)(m)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. LIBOR + 2.750%)	5.272%	3/15/24	17,722,669	16,109,906	(c)(l)(m)
UPC Financing Partnership, Term Loan Facility AR (1 mo. LIBOR + 2.500%)	4.955%	1/15/26	8,076,605	7,708,110	(c)(l)(m)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. LIBOR + 2.500%)	4.955%	4/15/25	8,238,250	7,790,295	(c)(l)(m)
Total Media				60,354,005
Wireless Telecommunication Services — 0.0%
Sprint Communications Inc., Term Loan (1 mo. LIBOR + 2.500%)	5.063%	2/2/24	5,867,243	5,617,885	(c)(l)(m)
Total Communication Services				90,073,339
Consumer Discretionary — 0.7%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Tranche B Term Loan	4.740-4.760%	4/6/24	11,512,481	10,962,760	(c)(l)(m)
Commercial Services & Supplies — 0.0%
Atlantic Aviation FBO Inc., Term Loan (1 mo. LIBOR + 3.750%)	6.130%	12/6/25	3,750,000	3,726,563	(c)(f)(l)(m)
Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. LIBOR + 2.750%)	5.272%	5/2/22	6,473,542	6,222,692	(c)(l)(m)
Hotels, Restaurants & Leisure — 0.4%
1011778 BC Unlimited Liability Co., Term Loan B3 (1 mo. LIBOR + 2.250%)	4.772%	2/16/24	7,855,766	7,495,642	(c)(l)(m)
Aramark Services Inc., Term Loan B3 (1 mo. LIBOR + 1.750%)	4.272%	3/11/25	14,934,742	14,499,021	(c)(l)(m)
Boyd Gaming Corp., Refinancing Term Loan B (1 week LIBOR + 2.250%)	4.666%	9/15/23	5,622,064	5,383,126	(c)(l)(m)
Caesars Resort Collection LLC, Term Loan B (1 mo. LIBOR + 2.750%)	5.272%	12/23/24	13,006,013	12,485,772	(c)(l)(m)
Four Seasons Hotels Ltd., Restated Term Loan (1 mo. LIBOR + 2.000%)	4.522%	11/30/23	5,761,872	5,524,195	(c)(l)(m)
Golden Nugget Inc., Term Loan B (3 mo. LIBOR + 2.750%)	5.186-5.277%	10/4/23	7,066,117	6,769,340	(c)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	4.256%	10/25/23	11,054,713	10,667,798	(c)(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	59

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Scientific Games International Inc., Initial Term Loan B5	5.245-5.272%	8/14/24	15,900,594	$14,970,410	(c)(l)(m)
Station Casinos LLC, Term Loan Facility B (1 mo. LIBOR + 2.500%)	5.030%	6/8/23	11,485,553	11,112,272	(c)(l)(m)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. LIBOR + 1.750%)	4.272%	5/30/25	4,249,350	4,095,311	(c)(l)(m)
Total Hotels, Restaurants & Leisure				93,002,887
Specialty Retail — 0.2%
Academy Ltd., Initial Term Loan (1 mo. LIBOR + 4.000%)	6.349%	7/1/22	15,767,239	10,623,177	(c)(l)(m)
CWGS Group LLC, Term Loan (1 mo. LIBOR + 2.750%)	5.129-5.272%	11/8/23	3,209,974	2,911,045	(c)(l)(m)
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. LIBOR + 2.500%)	4.970-5.022%	1/30/23	6,101,370	5,862,398	(c)(l)(m)
Party City Holdings Inc., 2018 Replacement Term Loan (1 mo. LIBOR + 2.500%)	5.030%	8/19/22	10,258,873	9,969,060	(c)(l)(m)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.380%	3/11/22	19,060,973	15,105,821	(c)(l)(m)
Total Specialty Retail				44,471,501
Total Consumer Discretionary				158,386,403
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Albertson’s LLC, 2018 Term Loan B7 (1 mo. LIBOR + 3.000%)	5.522%	11/17/25	4,905,850	4,642,161	(c)(l)(m)
Albertson’s LLC, Replacement 2017-1 Term Loan B6 (3 mo. LIBOR + 3.000%)	5.691%	6/22/23	10,475,730	10,012,179	(c)(l)(m)
Total Food & Staples Retailing				14,654,340
Food Products — 0.0%
Post Holdings Inc., Term Loan A (1 mo. LIBOR + 2.000%)	4.510%	5/24/24	7,019,589	6,800,227	(c)(l)(m)
Total Consumer Staples				21,454,567
Energy — 0.0%
Electric Utilities — 0.0%
Vistra Operations Co. LLC, 2016 Term Loan B2	—	12/14/23	927,633	897,485	(n)
Vistra Operations Co. LLC, 2018 Term Loan	—	12/1/25	1,137,143	1,100,186	(n)
Vistra Operations Co. LLC, Initial Term Loan B1	—	8/4/23	2,353,995	2,266,897	(n)
Total Energy				4,264,568
Financials — 0.0%
Capital Markets — 0.0%
RPI Finance Trust, Initial Term Loan B6 (1 mo. LIBOR + 2.000%)	4.522%	3/27/23	4,080,274	3,961,265	(c)(l)(m)

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.4%
Health Care Equipment & Supplies — 0.1%
Envision Healthcare Corp., Initial Term Loan (1 mo. LIBOR + 3.750%)	6.272%	10/10/25	20,940,000	$19,607,986	(c)(l)(m)
Health Care Providers & Services — 0.2%
Air Medical Group Holdings Inc., 2018 Term Loan (1 mo. LIBOR + 3.250%)	5.682%	4/28/22	7,518,459	7,016,331	(c)(l)(m)
HCA Inc., Term Loan B10 (1 mo. LIBOR + 2.000%)	4.522%	3/13/25	8,096,920	7,953,774	(c)(l)(m)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. LIBOR + 2.500%)	5.022%	8/18/22	10,314,050	9,822,699	(c)(l)(m)
LifePoint Health Inc., First Lien Term B Loan	—	11/14/25	10,520,000	9,985,237	(n)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. LIBOR + 2.750%)	5.553%	6/7/23	14,194,425	13,424,377	(c)(l)(m)
Total Health Care Providers & Services				48,202,418
Health Care Technology — 0.0%
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. LIBOR + 2.750%)	5.272%	3/1/24	7,296,427	6,951,365	(c)(l)(m)
Pharmaceuticals — 0.1%
Akorn Inc., Term Loan (1 mo. LIBOR + 5.500%)	8.063%	4/16/21	3,184,450	2,584,713	(c)(l)(m)
Bausch Health Co. Inc., Initial Term Loan (1 mo. LIBOR + 3.000%)	5.379%	6/2/25	11,161,525	10,715,064	(c)(l)(m)
Catalent Pharma Solutions Inc., Dollar Term Loan (1 mo. LIBOR + 2.250%)	4.772%	5/20/24	4,872,876	4,744,963	(c)(l)(m)
Total Pharmaceuticals				18,044,740
Total Health Care				92,806,509
Industrials — 0.3%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.470%	1/15/25	10,797,676	10,422,208	(c)(l)(m)
XPO Logistics Inc., Refinancing Term Loan (3 mo. LIBOR + 2.000%)	4.509%	2/24/25	6,774,389	6,511,882	(c)(l)(m)
Total Air Freight & Logistics				16,934,090
Building Products — 0.1%
Quikrete Holdings Inc., Initial First Lien Term Loan (1 mo. LIBOR + 2.750%)	5.272%	11/15/23	11,046,208	10,542,224	(c)(l)(m)
Commercial Services & Supplies — 0.0%
ServiceMaster Co. LLC, Term Loan C (1 mo. LIBOR + 2.500%)	5.022%	11/8/23	4,767,285	4,677,899	(c)(l)(m)
Professional Services — 0.0%
Trans Union LLC, Replacement 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	4.522%	4/9/23	8,550,177	8,257,333	(c)(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	61

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply Inc., Initial Term Loan (1 mo. LIBOR + 2.250%)	4.682%	1/2/25	14,043,517	$13,394,004	(c)(l)(m)
BrightView Landscapes LLC, Initial Term Loan (1 mo. LIBOR + 2.500%)	5.000-5.063%	8/15/25	9,522,150	9,117,459	(c)(f)(l)(m)
Delos Finance SARL, 2018 Term Loan B (3 mo. LIBOR + 1.750%)	4.553%	10/6/23	1,720,000	1,677,860	(c)(l)(m)
Total Trading Companies & Distributors				24,189,323
Transportation Infrastructure — 0.0%
Flying Fortress Holdings LLC, Refinancing Term Loan (3 mo. LIBOR + 1.750%)	4.553%	10/30/22	5,333,140	5,239,810	(c)(l)(m)
Total Industrials				69,840,679
Information Technology — 0.2%
IT Services — 0.1%
First Data Corp., 2024A New Dollar Term Loan (1 mo. LIBOR + 2.000%)	4.504%	4/26/24	11,116,608	10,651,100	(c)(l)(m)
Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2018 New Replacement Term Loan B3 (1 mo. LIBOR + 1.750%)	4.272%	3/31/23	6,386,611	6,181,039	(c)(l)(m)
Software — 0.0%
Dell International LLC, Refinancing Term Loan B (1 mo. LIBOR + 2.000%)	4.530%	9/7/23	7,597,628	7,316,409	(c)(l)(m)
MA Financeco LLC, Term Loan B3 (1 mo. LIBOR + 2.500%)	5.022%	6/21/24	363,167	339,561	(c)(l)(m)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. LIBOR + 2.500%)	5.022%	6/21/24	2,452,555	2,293,140	(c)(l)(m)
Total Software				9,949,110
Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., New Term Loan B4 (1 mo. LIBOR + 1.750%)	4.256%	4/29/23	15,195,504	14,537,037	(c)(l)(m)
Total Information Technology				41,318,286
Materials — 0.1%
Construction Materials — 0.0%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. LIBOR + 2.000%)	4.522%	10/31/23	11,033,251	10,528,878	(c)(l)(m)
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.387%	10/1/22	9,071,845	8,850,718	(c)(l)(m)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. LIBOR + 2.750%)	5.272%	2/5/23	8,801,723	8,427,650	(c)(l)(m)
Total Containers & Packaging				17,278,368
Total Materials				27,807,246

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. LIBOR + 2.000%)	4.522%	3/21/25	11,360,409		$10,884,692	(c)(l)(m)
VICI Properties 1 LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.504%	12/20/24	3,488,182		3,351,271	(c)(l)(m)
Total Equity Real Estate Investment Trusts (REITs)					14,235,963
Real Estate Management & Development — 0.1%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. LIBOR + 2.250%)	4.772%	4/18/24	13,392,795		12,731,526	(c)(l)(m)
Realogy Group LLC, Extended 2025 Term Loan (1 mo. LIBOR + 2.250%)	4.705%	2/7/25	4,250,498		4,027,346	(c)(l)(m)
Total Real Estate Management & Development					16,758,872
Total Real Estate					30,994,835
Total Senior Loans (Cost — $574,590,979)					540,907,697
U.S. Treasury Inflation Protected Securities — 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	11,969,202		14,097,788
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	18,961,324		22,438,924
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	74,703,930		67,942,641
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	3,708,539		3,411,566
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	291,570,795		286,840,362
Total U.S. Treasury Inflation Protected Securities (Cost — $398,308,503)					394,731,281
Non-U.S. Treasury Inflation Protected Securities — 0.4%
Japan — 0.4%
Japanese Government CPI Linked Bond, Senior Notes (Cost — $94,181,991)	0.100%	3/10/26	9,434,688,525	JPY	88,962,644

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.0%
Australian Dollar Futures, Call @ $73.00	1/4/19	265	265,000		1,325
Australian Dollar Futures, Call @ $75.00	1/4/19	190	190,000		950
Euro Bund Futures, Call @ 175.00 EUR	2/22/19	7,861	786,100,000		90,067
Euro Bund Futures, Call @ 172.00 EUR	2/22/19	10,920	1,092,000,000		375,348
Japanese Yen Futures, Call @ $89.00	3/8/19	133	166,250		498,750
U.S. Treasury 5-Year Notes Futures, Put @ $103.50	2/22/19	55,906	55,906,000		0	(g)
U.S. Treasury 5-Year Notes Futures, Put @ $106.50	2/22/19	5,937	5,937,000		0	(g)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	63

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $107.00		2/22/19	75	75,000	$0	(g)
U.S. Treasury 5-Year Notes Futures, Put @ $109.25		2/22/19	10,200	10,200,000	79,693
U.S. Treasury 10-Year Notes Futures, Call @ $130.50		2/22/19	7,000	7,000,000	218,750
U.S. Treasury 10-Year Notes Futures, Call @ $133.00		2/22/19	10,183	10,183,000	159,109
U.S. Treasury 10-Year Notes Futures, Put @ $117.00		1/25/19	400	400,000	0	(g)
U.S. Treasury 10-Year Notes Futures, Put @ $117.50		1/25/19	400	400,000	0	(g)
U.S. Treasury Long-Term Bonds Futures, Call @ $170.00		2/22/19	370	370,000	11,563
U.S. Treasury Long-Term Bonds Futures, Call @ $171.00		2/22/19	630	630,000	9,844
Total Exchange-Traded Purchased Options					1,445,399

	Counterparty
OTC Purchased Options — 0.1%
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Call @ 90.00 bps	Bank of America N.A.	3/20/19	233,810,000	233,810,000	892,144
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Call @ 80.00 bps	Bank of America N.A.	2/20/19	115,330,000	115,330,000	134,128
Credit default swaption with BNP Paribas SA to sell protection on Markit CDX.NA.IG.31 Index, Call @ 80.00 bps	BNP Paribas SA	2/20/19	121,880,000	121,880,000	141,745
U.S. Dollar/Canadian Dollar, Put @ 1.29 CAD	Goldman Sachs Group Inc.	1/11/19	185,708,000	185,708,000	131
U.S. Dollar/Euro, Call @ $1.14	Citibank N.A.	11/4/19	539,176,464	539,176,464	8,703,123
U.S. Dollar/Mexican Peso, Put @ 19.92 MXN	Citibank N.A.	2/12/19	717,400,000	717,400,000	16,484,196
Total OTC Purchased Options					26,355,467
Total Purchased Options (Cost — $27,238,495)					27,800,866

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate		Shares		Value
Preferred Stocks — 0.0%
Financials — 0.0%
Banks — 0.0%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	8.401%		431,316		$10,933,860	(c)
Diversified Financial Services — 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.890%		63,425		1,676,323	(c)
Total Preferred Stocks (Cost — $12,150,259)					12,610,183
Total Investments before Short-Term Investments (Cost — $24,413,081,610)					23,850,464,558

		Maturity Date	Face Amount†
Short-Term Investments — 9.0%
Commercial Paper — 4.9%
Banco Santander SA	2.628%	2/1/19	$257,090,000		256,505,891	(p)
BPCE SA	2.641%	3/7/19	134,430,000		133,797,843	(o)(p)
JPMorgan Securities LLC	2.656%	2/1/19	202,960,000		202,494,184	(p)
Mizuho Bank Ltd.	2.581%	1/29/19	261,250,000		260,721,557	(o)(p)
Sumitomo Mitsui Trust Bank	2.606%	1/30/19	297,570,000		296,941,383	(o)(p)
Total Commercial Paper (Cost — $1,150,510,288)					1,150,460,858
Certificates of Deposit — 0.5%
Sumitomo Mitsui Trust NY (Cost — $109,120,000)	2.810%	3/25/19	109,120,000		109,118,415
Sovereign Bonds — 0.0%
Argentina Treasury Bill	(80.169)%	1/31/19	100,000,000	ARS	3,046,468	(p)
Argentina Treasury Bill	(36.214)%	3/29/19	39,972,000	ARS	1,182,921	(p)
Total Sovereign Bonds (Cost — $3,681,246)					4,229,389

			Shares
Money Market Funds — 3.6%
Western Asset Government Cash Management Portfolio LLC (Cost — $845,554,311)	2.390%		845,554,311		845,554,311	(q)
Total Short-Term Investments (Cost — $2,108,865,845)					2,109,362,973
Total Investments — 110.3% (Cost — $26,521,947,455)					25,959,827,531
Liabilities in Excess of Other Assets — (10.3)%					(2,423,675,073)
Total Net Assets — 100.0%					$23,536,152,458

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	65

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	The coupon payment on these securities is currently in default as of December 31, 2018.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of December 31, 2018.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2018, the Fund held TBA securities with a total cost of $2,726,784,675.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	All or a portion of this loan is unfunded as of December 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(o)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(p)	Rate shown represents yield-to-maturity.

(q)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2018, the total market value of investments in Affiliated Companies was $845,554,311 and the cost was $845,554,311 (Note 8).

Abbreviations used in this schedule:

ARS	— Argentine Peso

bps	— basis point spread. 100 basis points = 1.00%

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

CMT	— Constant Maturity Treasury

CNH	— Chinese Offshore Yuan

EDC	— Economic Development Corporation

EUR	— Euro

GBP	— British Pound

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Abbreviations used in this schedule (cont’d):

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
Euro Futures, Call	1/4/19	$1.15	187	23,375,000	$114,537
U.S. Treasury 5-Year Notes Futures, Call	1/25/19	114.00	2,066	2,066,000	1,614,062
U.S. Treasury 5-Year Notes Futures, Put	1/25/19	113.00	1,241	1,241,000	29,087
U.S. Treasury 5-Year Notes Futures, Call	1/25/19	114.25	1,031	1,031,000	612,156
U.S. Treasury 5-Year Notes Futures, Put	1/25/19	113.50	620	620,000	24,219
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	122.00	4,175	4,175,000	2,217,969
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	120.75	2,734	2,734,000	341,750
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	121.00	2,060	2,060,000	2,446,250
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	121.75	1,988	1,988,000	1,304,625
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	120.00	1,920	1,920,000	3,960,000
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	120.00	1,441	1,441,000	67,547
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	120.50	1,198	1,208,782	1,928,031
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	120.50	1,000	1,000,000	93,750
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	119.50	651	651,000	20,344
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	121.50	405	405,000	329,062
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	119.00	352	352,000	11,000
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	122.50	5	5,000	1,641
U.S. Treasury 10-Year Notes Futures, Put	2/22/19	119.00	1,810	1,810,000	141,406
U.S. Treasury 10-Year Notes Futures, Call	2/22/19	122.00	1,489	1,489,000	1,140,016
U.S. Treasury 10-Year Notes Futures, Call	2/22/19	121.00	598	598,000	812,906
U.S. Treasury 10-Year Notes Futures, Put	2/22/19	119.50	597	597,000	65,297
U.S. Treasury 10-Year Notes Futures, Put	2/22/19	120.50	298	298,000	69,844
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	143.00	1,665	1,665,000	416,250
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	146.00	698	698,000	807,062

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	67

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Schedule of Written Options (cont’d)
Exchange-Traded Written Options — continued
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	$140.00	504	504,000	$31,500
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	144.00	503	503,000	220,062
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	148.00	313	313,000	141,828
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	141.00	300	300,000	1,528,125
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	142.00	299	299,000	46,719
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	144.00	200	200,000	487,500
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	145.00	100	100,000	171,875
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	146.50	99	99,000	91,266
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	142.50	99	99,000	20,109
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	144.50	99	99,000	55,688
U.S. Treasury Long-Term Bonds Futures, Call	2/22/19	145.00	703	703,000	1,570,766
U.S. Treasury Long-Term Bonds Futures, Call	2/22/19	143.00	400	400,000	1,443,750
U.S. Treasury Long-Term Bonds Futures, Call	2/22/19	147.00	299	299,000	373,750
Total Exchange-Traded Written Options (Premiums received — $13,102,871)					$24,751,749

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
Credit default swaption with BNP Paribas SA to sell protection on Markit CDX.NA.IG.31 Index, Put	BNP Paribas SA	2/20/19	100.00	bps	121,880,000	121,880,000	‡	$260,634
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Put	Bank of America N.A.	2/20/19	100.00	bps	115,330,000	115,330,000	‡	246,627
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Put	Bank of America N.A.	3/20/19	120.00	bps	233,810,000	233,810,000	‡	392,737
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	1/30/19	19.50	MXN	113,763,000	113,763,000		1,131,282
Total OTC Written Options (Premiums received — $2,514,393)								$2,031,280
Total Written Options (Premiums received — $15,617,264)								$26,783,029

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviations used in this schedule:

bps	— basis point spread. 100 basis points = 1.00%

MXN	— Mexican Peso

See Notes to Financial Statements.

68	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	36,373	12/19	$8,819,611,605	$8,852,278,875	$32,667,270
90-Day Eurodollar	402	3/20	98,184,199	97,932,225	(251,974)
90-Day Eurodollar	18,714	6/20	4,550,325,723	4,561,771,425	11,445,702
90-Day Eurodollar	3,783	3/21	922,748,234	922,673,700	(74,534)
Australian Dollar	1,813	3/19	130,931,400	127,852,760	(3,078,640)
British Pound	3,337	3/19	262,378,049	266,751,438	4,373,389
Canadian Dollar	7,386	3/19	552,433,545	542,944,860	(9,488,685)
Euro	5,585	3/19	799,989,825	804,414,531	4,424,706
Euro-Bobl	237	3/19	35,912,072	35,984,845	72,773
Euro-BTP	3,973	3/19	542,986,974	581,844,916	38,857,942
Japanese Yen	2,027	3/19	225,648,174	232,370,213	6,722,039
Mexican Peso	14,231	3/19	349,717,444	357,625,030	7,907,586
Russian Ruble	1,000	3/19	37,413,937	35,662,500	(1,751,437)
Swiss Franc	344	3/19	43,738,723	44,049,200	310,477
U.S. Treasury 2-Year Notes	9,760	3/19	2,058,764,732	2,072,170,000	13,405,268
U.S. Treasury 5-Year Notes	73,120	3/19	8,266,877,950	8,385,950,000	119,072,050
U.S. Treasury Ultra Long-Term Bonds	11,032	3/19	1,708,947,624	1,772,359,750	63,412,126
					288,026,058
Contracts to Sell:
Australian 10-Year Bonds	295	3/19	27,295,582	27,567,635	(272,053)
Euro-Bund	18,761	3/19	3,468,661,283	3,515,360,292	(46,699,009)
Euro-Buxl	653	3/19	133,249,025	135,135,323	(1,886,298)
Euro-Oat	132	3/19	22,670,545	22,806,841	(136,296)
Japanese 10-Year Bonds	328	3/19	454,331,098	456,306,190	(1,975,092)
United Kingdom Long Gilt Bonds	131	3/19	20,383,835	20,566,015	(182,180)
U.S. Treasury 10-Year Notes	41,448	3/19	4,960,507,028	5,057,303,832	(96,796,804)
U.S. Treasury Long-Term Bonds	8,269	3/19	1,177,280,678	1,207,274,000	(29,993,322)
U.S. Treasury Ultra 10-Year Notes	5,791	3/19	729,181,312	753,282,451	(24,101,139)
					(202,042,193)
Net unrealized appreciation on open futures contracts					$85,983,865

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	69

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	237,623,700	USD	63,243,207	Barclays Bank PLC	1/18/19	$(2,005,344)
BRL	770,530,000	USD	203,463,901	Barclays Bank PLC	1/18/19	(4,891,074)
COP	32,817,550,000	USD	10,586,306	Barclays Bank PLC	1/18/19	(490,369)
COP	77,799,175,700	USD	25,095,699	Barclays Bank PLC	1/18/19	(1,161,687)
IDR	2,086,674,380,000	USD	137,028,788	Barclays Bank PLC	1/18/19	7,809,586
INR	10,772,820,000	USD	144,537,587	Barclays Bank PLC	1/18/19	9,449,209
TWD	52,474,000	USD	1,701,933	Barclays Bank PLC	1/18/19	8,260
USD	71,078	AUD	100,000	Barclays Bank PLC	1/18/19	616
USD	94,361,139	CNH	657,980,221	Barclays Bank PLC	1/18/19	(1,435,908)
USD	11,610,830	EUR	10,000,000	Barclays Bank PLC	1/18/19	135,742
USD	90,060,000	MXN	1,856,275,292	Barclays Bank PLC	1/18/19	(4,136,331)
USD	71,207	PHP	3,909,000	Barclays Bank PLC	1/18/19	(3,002)
CAD	506,289,687	USD	390,610,413	Citibank N.A.	1/18/19	(19,577,521)
EUR	12,000,000	USD	13,789,219	Citibank N.A.	1/18/19	(19,114)
EUR	12,000,000	USD	13,749,150	Citibank N.A.	1/18/19	20,955
EUR	28,372,138	USD	32,515,179	Citibank N.A.	1/18/19	42,097
EUR	52,619,679	USD	59,956,283	Citibank N.A.	1/18/19	425,259
EUR	127,674,612	USD	146,322,766	Citibank N.A.	1/18/19	184,969
IDR	616,081,610,000	USD	39,703,655	Citibank N.A.	1/18/19	3,059,250
MXN	1,374,280,000	USD	68,048,823	Citibank N.A.	1/18/19	1,688,751
MXN	1,378,720,000	USD	68,355,660	Citibank N.A.	1/18/19	1,607,220
MXN	1,843,059,888	USD	90,362,462	Citibank N.A.	1/18/19	3,163,256
MXN	4,474,391,637	USD	234,574,518	Citibank N.A.	1/18/19	(7,522,378)
RUB	8,002,374,774	USD	121,204,028	Citibank N.A.	1/18/19	(6,650,133)
USD	144,538	AUD	200,000	Citibank N.A.	1/18/19	3,614
USD	15,139,871	BRL	56,935,000	Citibank N.A.	1/18/19	467,186
USD	225,658,982	CNY	1,574,197,056	Citibank N.A.	1/18/19	(3,636,789)
USD	6,867,006	EUR	6,000,000	Citibank N.A.	1/18/19	(18,046)
USD	11,483,039	EUR	10,000,000	Citibank N.A.	1/18/19	7,951
USD	11,551,928	EUR	10,000,000	Citibank N.A.	1/18/19	76,840
USD	17,289,225	EUR	15,000,000	Citibank N.A.	1/18/19	76,594
USD	479,802,811	EUR	411,590,000	Citibank N.A.	1/18/19	7,499,683
USD	54,036,082	GBP	40,703,000	Citibank N.A.	1/18/19	2,108,673
USD	1,077,779	JPY	120,000,000	Citibank N.A.	1/18/19	(18,680)
USD	1,341,170	JPY	150,000,000	Citibank N.A.	1/18/19	(29,404)
USD	2,225,793	JPY	250,000,000	Citibank N.A.	1/18/19	(58,497)

See Notes to Financial Statements.

70	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,682,895	JPY	300,000,000	Citibank N.A.	1/18/19	$(58,254)
USD	33,165,789	JPY	3,689,501,688	Citibank N.A.	1/18/19	(545,788)
ZAR	728,620,000	USD	48,663,884	Citibank N.A.	1/18/19	1,869,005
IDR	1,222,383,200,000	USD	83,240,259	Goldman Sachs Group Inc.	1/18/19	1,606,709
USD	111,280,385	AUD	156,696,521	Goldman Sachs Group Inc.	1/18/19	868,824
BRL	433,500,000	USD	114,425,234	JPMorgan Chase & Co.	1/18/19	(2,708,208)
BRL	896,263,000	USD	237,722,933	JPMorgan Chase & Co.	1/18/19	(6,747,529)
IDR	1,698,712,470,000	USD	115,858,169	JPMorgan Chase & Co.	1/18/19	2,051,340
USD	37,748,419	COP 120,587,324,000		JPMorgan Chase & Co.	1/18/19	651,131
USD	15,944,026	EUR	14,000,000	JPMorgan Chase & Co.	1/18/19	(121,097)
USD	812,945,244	EUR	695,240,059	JPMorgan Chase & Co.	1/18/19	15,151,190
USD	49,103,131	MXN	1,000,000,000	JPMorgan Chase & Co.	1/18/19	(1,641,676)
USD	232,315,098	MXN	4,790,105,000	JPMorgan Chase & Co.	1/18/19	(10,757,856)
USD	265,080,000	MXN	5,455,611,480	Citibank N.A.	2/14/19	(10,555,816)
USD	37,935,397	PHP	2,071,272,654	Deutsche Bank AG	2/15/19	(1,283,835)
USD	38,381,849	PHP	2,092,194,600	Deutsche Bank AG	2/15/19	(1,233,536)
USD	38,438,262	PHP	2,092,194,600	Deutsche Bank AG	2/15/19	(1,177,123)
USD	77,420,926	PHP	4,205,311,146	Deutsche Bank AG	2/15/19	(2,205,998)
ARS	286,782,000	USD	6,215,205	Citibank N.A.	3/26/19	620,071
ARS	438,300,000	USD	9,896,139	Citibank N.A.	3/26/19	550,477
ARS	146,840,000	USD	3,113,656	JPMorgan Chase & Co.	3/26/19	386,187
ARS	237,958,000	USD	5,071,028	JPMorgan Chase & Co.	3/26/19	600,557
Total						$(28,499,791)

Abbreviations used in this table:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

PHP	— Philippine Peso

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	71

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

Abbreviations used in this table (cont’d):

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2018[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 2.750%, due 3/15/23)	$21,430,000	3/20/24	0.910%	1.000% quarterly	$92,668	$(239,118)	$331,786

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
295,460,000		3/29/19	3-Month LIBOR quarterly	1.597% semi-annually	—	$(850,404)
195,170,000		9/28/19	3-Month LIBOR quarterly	1.705% semi-annually	—	(1,526,771)
404,740,000		10/17/19	3-Month LIBOR quarterly	1.138% semi-annually	—	(5,106,730)
483,220,000		6/14/20	3-Month LIBOR quarterly	1.671% semi-annually	$(67,345)	(7,095,944)
17,816,530,000	MXN	4/5/21	28-Day TIIE - Banxico every 28 days	7.351% every 28 days	(119,284)	(23,537,375)
248,962,000	GBP	10/26/21	1.271% semi-annually	6-Month GBP LIBOR semi-annually	120,857	(150,649)
1,218,648,000	GBP	10/30/21	1.385% annually	3-Month GBP LIBOR annually	(437,018)	(1,403,670)
204,100,000		12/18/21	3-Month LIBOR quarterly	2.851% semi-annually	—	1,432,804
2,311,724,000		12/18/21	3-Month LIBOR quarterly	3.230% semi-annually	3,601,262	27,126,076
11,722,600,000	MXN	4/6/22	28-Day TIIE - Banxico every 28 days	7.330% every 28 days	(226,258)	(21,234,329)
1,213,994,000		8/31/22	3-Month LIBOR quarterly	2.850% semi-annually	(454,512)	12,005,628
119,020,000		12/1/22	3-Month LIBOR quarterly	2.169% semi-annually	—	(1,814,819)
2,576,998,000		3/20/24	3-Month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	79,958	4,384,355
509,925,000		12/18/29	3.300% semi-annually	3-Month LIBOR quarterly	(2,623,111)	(20,967,721)
434,265,000		2/15/36	3-Month LIBOR quarterly	3.000% semi-annually	250,574	8,415,186
335,439,000		2/15/44	3.330% semi-annually	3-Month LIBOR quarterly	(14,508)	(28,371,138)
322,196,000		5/15/44	3.000% semi-annually	3-Month LIBOR quarterly	251,182	(7,998,556)

See Notes to Financial Statements.

72	Western Asset Core Plus Bond Fund 2018 Annual Report

Western Asset Core Plus Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12,221,800,000	JPY	5/9/46	0.641% semi-annually	6-Month JPY LIBOR semi-annually	—	$1,517,784
25,980,000	EUR	8/23/47	1.498% annually	6-Month EURIBOR semi-annually	(28,595)	(812,973)
Total					$333,202	$(65,989,246)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	1,838,341,000	BRL	1/2/20	BRL - CDI**	8.410%**	—	$11,807,506
Citibank N.A.	374,400,000	BRL	1/2/20	BRL - CDI**	8.410%**	$61,007	2,346,260
Citibank N.A.	637,200,000	BRL	1/2/20	BRL - CDI**	8.410%**	391,462	3,885,543
Citibank N.A.	359,599,996	BRL	1/2/20	BRL - CDI**	8.410%**	137,601	2,266,588
Citibank N.A.	241,219,004	BRL	1/2/20	BRL - CDI**	8.410%**	174,209	1,438,516
Total						$764,279	$21,744,413

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG. 23 Index	$193,240,000	12/20/19	1.000% quarterly	$969,678	$1,350,445	$(380,767)
Markit CDX.NA.IG. 25 Index	138,520,000	12/20/20	1.000% quarterly	1,217,868	1,779,522	(561,654)
Markit CDX.NA.IG.31 Index	3,939,986,876	12/20/23	1.000% quarterly	21,870,867	52,402,307	(30,531,440)
Total	$4,271,746,876			$24,058,413	$55,532,274	$(31,473,861)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.29 Index	$94,040,000	12/20/22	5.000% quarterly	$(3,102,379)	$(5,210,447)	$2,108,068
Markit CDX.NA.HY.31 Index	53,040,000	12/20/23	5.000% quarterly	(1,057,246)	(3,663,515)	2,606,269
Total	$147,080,000			$(4,159,625)	$(8,873,962)	$4,714,337

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	73

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Plus Bond Fund

form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:

BRL	— Brazilian Real

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

74	Western Asset Core Plus Bond Fund 2018 Annual Report

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $25,676,393,144)	$25,114,273,220
Investments in affiliated securities, at value (Cost — $845,554,311)	845,554,311
Cash	30,616,804
Foreign currency, at value (Cost — $128,655,960)	129,789,621
Receivable for securities sold	395,764,829
Interest receivable	168,822,369
Deposits with brokers for centrally cleared swap contracts	142,156,466
Deposits with brokers for open futures contracts and exchange traded options	121,423,507
Foreign currency collateral for open futures contracts, at value (Cost — $84,943,480)	85,800,916
Unrealized appreciation on forward foreign currency contracts	62,191,202
Receivable for Fund shares sold	35,725,056
OTC swaps, at value (net premiums paid — $525,161)	22,601,360
Deposits with brokers for OTC derivatives	12,440,000
Receivable from broker — variation margin on open futures contracts	9,940,543
Receivable for open OTC swap contracts	7,143
Prepaid expenses	652,692
Total Assets	27,177,760,039

Liabilities:
Payable for securities purchased	3,347,391,822
Payable for Fund shares repurchased	95,190,579
Unrealized depreciation on forward foreign currency contracts	90,690,993
Payable to broker — variation margin on centrally cleared swaps	57,816,456
Written options, at value (premiums received — $15,617,264)	26,783,029
Distributions payable	10,230,128
Investment management fee payable	6,768,253
Service and/or distribution fees payable	580,731
Directors’ fees payable	110,516
Accrued expenses	6,045,074
Total Liabilities	3,641,607,581
Total Net Assets	$23,536,152,458

Net Assets:
Par value (Note 7)	$2,100,813
Paid-in capital in excess of par value	24,571,686,435
Total distributable earnings (loss)	(1,037,634,790)
Total Net Assets	$23,536,152,458

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	75

Statement of assets and liabilities (cont’d)

December 31, 2018

Net Assets:
Class A	$1,031,760,594
Class C	$198,632,365
Class C1	$14,201,797
Class FI	$359,293,878
Class R	$244,710,110
Class I	$15,351,069,348
Class IS	$6,336,484,366

Shares Outstanding:
Class A	92,173,222
Class C	17,719,998
Class C1	1,268,176
Class FI	32,069,173
Class R	21,874,144
Class I	1,370,035,014
Class IS	565,673,199

Net Asset Value:
Class A (and redemption price)	$11.19
Class C*	$11.21
Class C1*	$11.20
Class FI (and redemption price)	$11.20
Class R (and redemption price)	$11.19
Class I (and redemption price)	$11.20
Class IS (and redemption price)	$11.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.69

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

76	Western Asset Core Plus Bond Fund 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$18,866,120
Interest from unaffiliated investments	878,275,515
Interest from affiliated investments	34,467,777
Total Investment Income	931,609,412

Expenses:
Investment management fee (Note 2)	93,890,094
Transfer agent fees (Note 5)	18,788,628
Service and/or distribution fees (Notes 2 and 5)	7,102,952
Registration fees	886,993
Fund accounting fees	767,963
Legal fees	755,387
Directors’ fees	575,258
Insurance	220,549
Commitment fees (Note 9)	166,772
Shareholder reports	159,205
Custody fees	119,017
Audit and tax fees	94,144
Interest expense	40,006
Miscellaneous expenses	283,506
Total Expenses	123,850,474
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(10,902,563)
Net Expenses	112,947,911
Net Investment Income	818,661,501

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(326,911,398)
Futures contracts	(248,120,100)
Written options	143,433,094
Swap contracts	111,030,935
Forward foreign currency contracts	(23,066,230)
Foreign currency transactions	40,099,352
Net Realized Loss	(303,534,347)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(861,211,086)
Futures contracts	93,377,492
Written options	(12,763,027)
Swap contracts	(78,268,417)
Forward foreign currency contracts	(7,582,478)
Foreign currencies	3,788,190
Change in Net Unrealized Appreciation (Depreciation)	(862,659,326)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,166,193,673)
Decrease in Net Assets From Operations	$(347,532,172)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	77

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$818,661,501	$578,404,811
Net realized gain (loss)	(303,534,347)	193,690,141
Change in net unrealized appreciation (depreciation)	(862,659,326)	483,400,571
Increase (Decrease) in Net Assets From Operations	(347,532,172)	1,255,495,523

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(923,585,439)	(618,247,243)
Decrease in Net Assets From Distributions to Shareholders	(923,585,439)	(618,247,243)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,782,620,710	9,191,583,035
Reinvestment of distributions	799,750,505	548,217,276
Cost of shares repurchased	(7,870,220,490)	(6,000,635,672)
Increase in Net Assets From Fund Share Transactions	2,712,150,725	3,739,164,639
Increase in Net Assets	1,441,033,114	4,376,412,919

Net Assets:
Beginning of year	22,095,119,344	17,718,706,425
End of year(b)	$23,536,152,458	$22,095,119,344

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 11. For the year ended December 31, 2017, distributions from net investment income and net realized gains were $588,947,116 and $29,300,127, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 11. For the year ended December 31, 2017, end of year net assets included overdistributed net investment income of $(8,710,332).

See Notes to Financial Statements.

78	Western Asset Core Plus Bond Fund 2018 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.83	$11.42	$11.42	$11.63	$11.19

Income (loss) from operations:
Net investment income	0.36	0.31	0.33	0.30	0.35
Net realized and unrealized gain (loss)	(0.60)	0.44	0.18	(0.20)	0.46
Total income (loss) from operations	(0.24)	0.75	0.51	0.10	0.81

Less distributions from:
Net investment income	(0.35)	(0.32)	(0.40)	(0.31)	(0.37)
Net realized gains	(0.05)	(0.02)	(0.11)	—	—
Total distributions	(0.40)	(0.34)	(0.51)	(0.31)	(0.37)

Net asset value, end of year	$11.19	$11.83	$11.42	$11.42	$11.63
Total return[2]	(1.86)%	6.57%	4.42%	0.76%	7.36%

Net assets, end of year (millions)	$1,032	$992	$825	$492	$277

Ratios to average net assets:
Gross expenses	0.84%	0.85%[3]	0.82%	0.89%	0.78%
Net expenses[4]	0.82 [5]	0.82 [3,5]	0.81 [5]	0.89	0.78
Net investment income	3.16	2.66	2.85	2.58	2.99

Portfolio turnover rate[6]	105%	94%	97%	93%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent. Prior to May 1, 2016, the expense limitation was 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 264%, 201%, 244% and 229% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	79

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.84	$11.43	$11.44	$11.65	$11.20

Income (loss) from operations:
Net investment income	0.28	0.23	0.25	0.23	0.26
Net realized and unrealized gain (loss)	(0.58)	0.43	0.16	(0.20)	0.47
Total income (loss) from operations	(0.30)	0.66	0.41	0.03	0.73

Less distributions from:
Net investment income	(0.28)	(0.23)	(0.31)	(0.24)	(0.28)
Net realized gains	(0.05)	(0.02)	(0.11)	—	—
Total distributions	(0.33)	(0.25)	(0.42)	(0.24)	(0.28)

Net asset value, end of year	$11.21	$11.84	$11.43	$11.44	$11.65
Total return[2]	(2.53)%	5.82%	3.59%	0.22%	6.53%

Net assets, end of year (millions)	$199	$219	$186	$121	$53

Ratios to average net assets:
Gross expenses	1.52%	1.52%	1.52%	1.52%	1.53%[3]
Net expenses[4]	1.52 [5]	1.52 [5]	1.52	1.52	1.53 [3,5]
Net investment income	2.45	1.95	2.13	1.99	2.26

Portfolio turnover rate[6]	105%	94%	97%	93%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 264%, 201%, 244% and 229% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

80	Western Asset Core Plus Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.83	$11.42	$11.43	$11.63	$11.18

Income (loss) from operations:
Net investment income	0.31	0.27	0.29	0.27	0.31
Net realized and unrealized gain (loss)	(0.58)	0.43	0.16	(0.20)	0.45
Total income (loss) from operations	(0.27)	0.70	0.45	0.07	0.76

Less distributions from:
Net investment income	(0.31)	(0.27)	(0.35)	(0.27)	(0.31)
Net realized gains	(0.05)	(0.02)	(0.11)	—	—
Total distributions	(0.36)	(0.29)	(0.46)	(0.27)	(0.31)

Net asset value, end of year	$11.20	$11.83	$11.42	$11.43	$11.63
Total return[2]	(2.22)%	6.16%	3.92%	0.63%	6.89%

Net assets, end of year (000s)	$14,202	$22,192	$25,069	$27,662	$30,785

Ratios to average net assets:
Gross expenses	1.19%	1.21%	1.21%	1.20%	1.24%
Net expenses[3]	1.19 [4]	1.21 [4]	1.21	1.20	1.24
Net investment income	2.75	2.27	2.46	2.29	2.65

Portfolio turnover rate[5]	105%	94%	97%	93%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 264%, 201%, 244% and 229% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	81

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.84	$11.43	$11.44	$11.64	$11.19

Income (loss) from operations:
Net investment income	0.36	0.31	0.34	0.31	0.36
Net realized and unrealized gain (loss)	(0.60)	0.44	0.15	(0.19)	0.45
Total income (loss) from operations	(0.24)	0.75	0.49	0.12	0.81

Less distributions from:
Net investment income	(0.35)	(0.32)	(0.39)	(0.32)	(0.36)
Net realized gains	(0.05)	(0.02)	(0.11)	—	—
Total distributions	(0.40)	(0.34)	(0.50)	(0.32)	(0.36)

Net asset value, end of year	$11.20	$11.84	$11.43	$11.44	$11.64
Total return[2]	(1.87)%	6.65%	4.21%	0.99%	7.35%

Net assets, end of year (millions)	$359	$444	$406	$1,542	$1,853

Ratios to average net assets:
Gross expenses	0.83%	0.83%	0.83%	0.84%	0.81%
Net expenses[3]	0.83 [4]	0.83 [4]	0.83	0.84	0.80 [4]
Net investment income	3.13	2.65	2.88	2.64	3.12

Portfolio turnover rate[5]	105%	94%	97%	93%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.78%. This expense limitation did not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 264%, 201%, 244% and 229% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

82	Western Asset Core Plus Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.82	$11.41	$11.41	$11.62	$11.18

Income (loss) from operations:
Net investment income	0.32	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss)	(0.58)	0.43	0.18	(0.21)	0.45
Total income (loss) from operations	(0.26)	0.71	0.47	0.07	0.76

Less distributions from:
Net investment income	(0.32)	(0.28)	(0.36)	(0.28)	(0.32)
Net realized gains	(0.05)	(0.02)	(0.11)	—	—
Total distributions	(0.37)	(0.30)	(0.47)	(0.28)	(0.32)

Net asset value, end of year	$11.19	$11.82	$11.41	$11.41	$11.62
Total return[2]	(2.16)%	6.25%	4.11%	0.62%	6.89%

Net assets, end of year (millions)	$245	$215	$130	$53	$11

Ratios to average net assets:
Gross expenses	1.12%	1.13%	1.12%	1.14%[3]	1.27%[3]
Net expenses[4]	1.12	1.13 [5]	1.12	1.14 [3]	1.15 [3,5]
Net investment income	2.87	2.35	2.53	2.42	2.71

Portfolio turnover rate[6]	105%	94%	97%	93%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 264%, 201%, 244% and 229% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	83

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.84	$11.43	$11.43	$11.64	$11.19

Income (loss) from operations:
Net investment income	0.40	0.35	0.38	0.35	0.39
Net realized and unrealized gain (loss)	(0.59)	0.44	0.17	(0.20)	0.46
Total income (loss) from operations	(0.19)	0.79	0.55	0.15	0.85

Less distributions from:
Net investment income	(0.40)	(0.36)	(0.44)	(0.36)	(0.40)
Net realized gains	(0.05)	(0.02)	(0.11)	—	—
Total distributions	(0.45)	(0.38)	(0.55)	(0.36)	(0.40)

Net asset value, end of year	$11.20	$11.84	$11.43	$11.43	$11.64
Total return[2]	(1.49)%	6.96%	4.79%	1.29%	7.68%

Net assets, end of year (millions)	$15,351	$14,721	$12,191	$9,649	$7,499

Ratios to average net assets:
Gross expenses	0.52%	0.52%	0.52%	0.52%	0.49%
Net expenses[4]	0.45 [3]	0.45 [3]	0.45 [3]	0.45 [3]	0.49 [3]
Net investment income	3.53	3.03	3.21	3.05	3.39

Portfolio turnover rate[5]	105%	94%	97%	93%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 264%, 201%, 244% and 229% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

84	Western Asset Core Plus Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.83	$11.42	$11.43	$11.64	$11.19

Income (loss) from operations:
Net investment income	0.40	0.36	0.38	0.36	0.40
Net realized and unrealized gain (loss)	(0.58)	0.43	0.16	(0.21)	0.46
Total income (loss) from operations	(0.18)	0.79	0.54	0.15	0.86

Less distributions from:
Net investment income	(0.40)	(0.36)	(0.44)	(0.36)	(0.41)
Net realized gains	(0.05)	(0.02)	(0.11)	—	—
Total distributions	(0.45)	(0.38)	(0.55)	(0.36)	(0.41)

Net asset value, end of year	$11.20	$11.83	$11.42	$11.43	$11.64
Total return[2]	(1.47)%	6.99%	4.73%	1.32%	7.75%

Net assets, end of year (millions)	$6,336	$5,482	$3,955	$3,330	$3,170

Ratios to average net assets:
Gross expenses	0.42%	0.43%	0.42%	0.42%[3]	0.43%
Net expenses[4]	0.42	0.43	0.42	0.42 [3]	0.43 [5]
Net investment income	3.57	3.05	3.24	3.07	3.45

Portfolio turnover rate[6]	105%	94%	97%	93%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 264%, 201%, 244% and 229% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	85

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

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Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next avail-able market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$2,517,824,479	$72,030,115	$2,589,854,594
Industrials	—	375,692,363	6,852,247	382,544,610
Other corporate bonds & notes	—	4,114,755,151	—	4,114,755,151
Mortgage-backed securities	—	6,186,755,412	67,467,802	6,254,223,214
U.S. government & agency obligations	—	4,326,141,059	—	4,326,141,059
Collateralized mortgage obligations	—	2,756,119,565	2,318,218	2,758,437,783
Sovereign bonds	—	1,508,759,652	—	1,508,759,652
Asset-backed securities	—	848,601,768	2,134,056	850,735,824
Senior loans:
Communication services	—	82,764,164	7,309,175	90,073,339
Consumer discretionary	—	154,659,840	3,726,563	158,386,403
Industrials	—	60,723,220	9,117,459	69,840,679
Other senior loans	—	222,607,276	—	222,607,276
U.S. Treasury inflation protected securities	—	394,731,281	—	394,731,281
Non-U.S. Treasury inflation protected securities	—	88,962,644	—	88,962,644
Purchased options:
Exchange-traded purchased options	$1,445,399	—	—	1,445,399
OTC purchased options	—	26,355,467	—	26,355,467
Preferred stocks	12,610,183	—	—	12,610,183
Total long-term investments	14,055,582	23,665,453,341	170,955,635	23,850,464,558
Short-term investments†:
Commercial paper	—	1,150,460,858	—	1,150,460,858
Certificates of deposit	—	109,118,415	—	109,118,415
Sovereign bonds	—	4,229,389	—	4,229,389
Money market funds	—	845,554,311	—	845,554,311
Total short-term investments	—	2,109,362,973	—	2,109,362,973
Total investments	$14,055,582	$25,774,816,314	$170,955,635	$25,959,827,531
Other financial instruments:
Futures contracts	$302,671,328	—	—	$302,671,328
Forward foreign currency contracts	—	$62,191,202	—	62,191,202
OTC credit default swaps on corporate issues — sell protection‡	—	92,668	—	92,668
Centrally cleared interest rate swaps	—	54,881,833	—	54,881,833
Centrally cleared credit default swaps on credit indices — buy protection	—	4,714,337	—	4,714,337

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ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
OTC interest rate swaps‡	—	$22,508,692	—	$22,508,692
Total other financial instruments	$302,671,328	$144,388,732	—	$447,060,060
Total	$316,726,910	$25,915,235,675	$174,925,006	$26,406,887,591

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$24,751,749	—	—	$24,751,749
OTC written options	—	$2,031,280	—	2,031,280
Futures contracts	216,687,463	—	—	216,687,463
Forward foreign currency contracts	—	90,690,993	—	90,690,993
Centrally cleared interest rate swaps	—	120,871,079	—	120,871,079
Centrally cleared credit default swaps on credit indices — sell protection	—	31,473,861	—	31,473,861
Total	$241,439,212	$245,067,213	—	$486,506,425

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

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Notes to financial statements (cont’d)

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

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Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2018, the total notional value of all credit default swaps to sell protection was $4,293,176,876. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period

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end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest

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Notes to financial statements (cont’d)

rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

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(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2018, the Fund held non-cash collateral for TBA securities from Bank of America N.A., Goldman Sachs Group Inc., Morgan Stanley & Co. Inc. and Nomura in the amount $432,190, $45,419, $2,446,560 and $43,909, respectively.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

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Notes to financial statements (cont’d)

(n) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(o) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

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Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a

Western Asset Core Plus Bond Fund 2018 Annual Report	97

Notes to financial statements (cont’d)

percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $92,722,273. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $12,440,000, which could be used to reduce the required payment.

At December 31, 2018, the Fund held collateral from Barclays Bank PLC, Citibank N.A. and Goldman Sachs Group Inc. in the amount of $6,228,369, $42,850,636 and $531,475, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

98	Western Asset Core Plus Bond Fund 2018 Annual Report

(t) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(v) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s

Western Asset Core Plus Bond Fund 2018 Annual Report	99

Notes to financial statements (cont’d)

average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan monthly all of the management fee that it receives from the Fund.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, so that the ratio of total annual fund operating expenses did not exceed 0.82%, 1.65%, 1.51%, 0.85%, 1.15%, 0.45% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $10,902,563.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I
Expires December 31, 2019	$240,090	$9,227,382
Expires December 31, 2020	171,998	10,730,006
Total fee waivers/expense reimbursements subject to recapture	$412,088	$19,957,388

For the year ended December 31, 2018, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

100	Western Asset Core Plus Bond Fund 2018 Annual Report

For the year ended December 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C	Class C1
Sales charges	$183,010	—	—
CDSCs	12,391	$50,248	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,005,168,830	$61,052,275,971
Sales	3,808,918,788	60,312,890,130

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$26,579,305,313	$202,029,742	$(821,507,524)	$(619,477,782)
Swap contracts	47,516,675	81,672,369	(152,344,940)	(70,672,571)
Written options	(15,617,264)	3,410,047	(14,575,812)	(11,165,765)
Futures contracts	—	302,671,328	(216,687,463)	85,983,865
Forward foreign currency contracts	—	62,191,202	(90,690,993)	(28,499,791)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$944,374	$25,688,475	$1,168,017	$27,800,866
Futures contracts[3]	278,933,131	23,738,197	—	302,671,328
OTC swap contracts[4]	22,508,692	—	92,668	22,601,360
Centrally cleared swap contracts[5]	54,881,833	—	4,714,337	59,596,170
Forward foreign currency contracts	—	62,191,202	—	62,191,202
Total	$357,268,030	$111,617,874	$5,975,022	$474,860,926

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Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$24,637,212	$1,245,819	$899,998	$26,783,029
Futures contracts[3]	202,368,701	14,318,762	—	216,687,463
Centrally cleared swap contracts[5]	120,871,079	—	31,473,861	152,344,940
Forward foreign currency contracts	—	90,690,993	—	90,690,993
Total	$347,876,992	$106,255,574	$32,373,859	$486,506,425

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(62,264,345)	$(37,895,893)	$(466,370)	$(100,626,608)
Written options	124,750,690	18,207,657	474,747	143,433,094
Futures contracts	(182,444,270)	(65,675,830)	—	(248,120,100)
Swap contracts	83,917,228	—	27,113,707	111,030,935
Forward foreign currency contracts	—	(23,066,230)	—	(23,066,230)
Total	$(36,040,697)	$(108,430,296)	$27,122,084	$(117,348,909)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(4,236,131)	$650,678	$50,412	$(3,535,041)
Written options	(13,285,411)	325,476	196,908	(12,763,027)
Futures contracts	79,177,335	14,200,157	—	93,377,492
Swap contracts	(40,422,572)	—	(37,845,845)	(78,268,417)
Forward foreign currency contracts	—	(7,582,478)	—	(7,582,478)
Total	$21,233,221	$7,593,833	$(37,598,525)	$(8,771,471)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

102	Western Asset Core Plus Bond Fund 2018 Annual Report

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$16,636,703
Written options	14,265,694
Futures contracts (to buy)	25,805,350,214
Futures contracts (to sell)	12,229,853,720
Forward foreign currency contracts (to buy)	1,800,073,947
Forward foreign currency contracts (to sell)	2,229,048,612

Average Notional Balance
Interest rate swap contracts	$7,497,250,790
Credit default swap contracts (to buy protection)	321,726,923
Credit default swap contracts (to sell protection)	2,828,670,452
Total return swap contracts†	6,890,736

†	At December 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$1,026,272	$(639,364)	$386,908	—	$386,908
Barclays Bank PLC	17,403,413	(14,123,715)	3,279,698	$(6,228,369)	(2,948,671)
BNP Paribas SA	141,745	(260,634)	(118,889)	—	(118,889)
Citibank N.A.	71,167,862	(49,821,702)	21,346,160	(42,850,636)	(21,504,476)
Deutsche Bank AG	—	(5,900,492)	(5,900,492)	5,690,000	(210,492)
Goldman Sachs Group Inc.	2,475,664	—	2,475,664	(531,475)	1,944,189
JPMorgan Chase & Co.	18,933,073	(21,976,366)	(3,043,293)	6,580,000	3,536,707
Total	$111,148,029	$(92,722,273)	$18,425,756	$(37,340,480)	$(18,914,724)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C,

Western Asset Core Plus Bond Fund 2018 Annual Report	103

Notes to financial statements (cont’d)

Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$2,591,610	†	$1,739,597
Class C	2,170,476	†	216,647
Class C1	124,613	†	13,114
Class FI	1,062,780	†	692,866
Class R	1,153,473		474,468
Class I	—		15,564,657
Class IS	—		87,279
Total	$7,102,952		$18,788,628

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2018, the service and/or distribution fees reimbursed amounted to $203, $309, $2, and $45 for Class A, Class C, Class C1 and Class FI shares, respectively.

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$172,201
Class C	309
Class C1	2
Class FI	45
Class R	—
Class I	10,730,006
Class IS	—
Total	$10,902,563

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$32,594,313	$24,824,376
Class C	5,278,842	3,877,713
Class C1	486,386	547,013
Class FI	13,233,645	11,265,646
Class R	6,556,069	4,183,705
Class I	543,699,756	392,265,021
Class IS	212,788,415	151,983,642
Total	$814,637,426	$588,947,116

104	Western Asset Core Plus Bond Fund 2018 Annual Report

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Realized Gains:
Class A	$4,960,005	$1,334,603
Class C	1,028,494	288,218
Class C1	84,696	29,574
Class FI	2,034,129	585,977
Class R	1,064,801	286,536
Class I	72,533,084	19,481,332
Class IS	27,242,804	7,293,887
Total	$108,948,013	$29,300,127

7. Capital Shares

At December 31, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	38,615,336	$439,567,825	39,382,925	$460,526,649
Shares issued on reinvestment	2,457,480	27,772,857	1,594,072	18,709,228
Shares repurchased	(32,773,031)	(370,658,684)	(29,391,420)	(342,655,357)
Net increase	8,299,785	$96,681,998	11,585,577	$136,580,520

Class C
Shares sold	5,085,468	$58,147,327	7,182,229	$84,537,642
Shares issued on reinvestment	425,468	4,816,139	251,839	2,960,911
Shares repurchased	(6,253,809)	(70,658,444)	(5,278,418)	(61,774,608)
Net increase (decrease)	(742,873)	$(7,694,978)	2,155,650	$25,723,945

Class C1
Shares sold	80,212	$897,928	48,403	$570,239
Shares issued on reinvestment	49,222	557,714	47,401	556,089
Shares repurchased	(737,049)	(8,338,247)	(415,108)	(4,861,549)
Net decrease	(607,615)	$(6,882,605)	(319,304)	$(3,735,221)

Class FI
Shares sold	11,413,961	$130,365,716	14,828,028	$174,129,804
Shares issued on reinvestment	1,337,820	15,149,672	1,000,827	11,752,405
Shares repurchased	(18,219,797)	(205,651,254)	(13,818,638)	(161,717,646)
Net increase (decrease)	(5,468,016)	$(60,135,866)	2,010,217	$24,164,563

Class R
Shares sold	6,575,693	$74,707,665	8,923,448	$104,471,540
Shares issued on reinvestment	637,538	7,196,264	342,083	4,016,169
Shares repurchased	(3,528,335)	(39,898,014)	(2,483,440)	(29,123,735)
Net increase	3,684,896	$42,005,915	6,782,091	$79,363,974

Western Asset Core Plus Bond Fund 2018 Annual Report	105

Notes to financial statements (cont’d)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	592,864,725	$6,740,991,507	518,654,831	$6,085,001,449
Shares issued on reinvestment	46,980,763	531,525,916	31,309,282	367,933,554
Shares repurchased	(513,386,605)	(5,797,832,906)	(373,204,638)	(4,336,469,230)
Net increase	126,458,883	$1,474,684,517	176,759,475	$2,116,465,773

Class IS
Shares sold	205,891,595	$2,337,942,742	195,577,943	$2,282,345,712
Shares issued on reinvestment	18,814,668	212,731,943	12,106,012	142,288,920
Shares repurchased	(122,278,177)	(1,377,182,941)	(90,649,269)	(1,064,033,547)
Net increase	102,428,086	$1,173,491,744	117,034,686	$1,360,601,085

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2018. The following transactions were effected in shares of such companies for the year ended December 31, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$2,207,737,972	$11,665,316,339	11,665,316,339	$13,027,500,000	13,027,500,000	—	$34,467,777	—	$845,554,311

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market

106	Western Asset Core Plus Bond Fund 2018 Annual Report

rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2018, the Fund incurred a commitment fee in the amount of $166,772. The Fund did not utilize the Redemption Facility during the year ended December 31, 2018.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$834,658,093	$606,190,111
Net long-term capital gains	88,927,346	12,057,132
Total distributions paid	$923,585,439	$618,247,243

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$5,856,803
Deferred capital losses*	(318,659,766)
Other book/tax temporary differences(a)	(84,485,460)
Unrealized appreciation/(depreciation)(b)	(640,346,367)
Total accumulated earnings/(losses) — net	$(1,037,634,790)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default, book/tax differences in the treatment of swap contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the treatment of partnership investments and other book/tax basis adjustments.

11. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2018 Annual Report	107

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and

Shareholders of Western Asset Core Plus Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

108	Western Asset Core Plus Bond Fund 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan,” and together with Western Asset Singapore and WAML, the “Non-U.S. Subadvisers”, and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 11, 2018 and October 29, 2018. At a meeting held on November 13, 2018, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

Western Asset Core Plus Bond Fund	109

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended June 30, 2018. In that connection, the Directors noted that the performance of the Fund exceeded its peer group’s average performance for the three-, five-, and ten-year periods and was lower than its peer group’s average performance for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Directors observed that the contractual management fee paid by the Fund to LMPFA was higher than the average contractual management fee rate paid by funds in its peer group, while the actual management fee rate paid by the Fund to LMPFA was lower than the average actual management fee rate paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the management fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the

110	Western Asset Core Plus Bond Fund

Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Subadvisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Plus Bond Fund	111

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz

Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986) Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian

Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

112	Western Asset Core Plus Bond Fund

Independent Directors† cont’d

William E. B. Siart

Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund

Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorship held during the past five years	None

Interested Director

Ronald L. Olson[4]

Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001 to 2017)

Western Asset Core Plus Bond Fund	113

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]

Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202

Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014);Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

114	Western Asset Core Plus Bond Fund

Additional Officers[5]

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of Birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAsset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor ,New York, NY 10018

Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Core Plus Bond Fund	115

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers[5] cont’d

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

116	Western Asset Core Plus Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date	Daily	6/18/2018	Daily
Payable date	1/31/2018	6/19/2018	February 2018 - December 2018
Ordinary income:
Qualified dividend income for individuals	0.52%	—	1.00%
Dividends qualifying for the dividends
received deduction for corporations	0.41%	—	0.78%
Interest from Federal Obligations	15.40%	15.40%	15.40%
Long-term capital gain dividend	—	$ 0.043187	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income and Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	6/18/2018	Daily
Payable date:	1/31/2018	6/19/2018	February 2018 - December 2018
Qualified net investment income	60.00%	—	60.00%
Qualified short-term capital gains	—	$0.009723	—

Please retain this information for your records.

Western Asset Core Plus Bond Fund	117

Western Asset

Core Plus Bond Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

*	Prior to May 2, 2018, known as Western Asset Management Company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

Pricewaterhouse Coopers LLP Baltimore, MD

**	Effective May 7, 2018, BNY became custodian.

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/19 SR19-3560

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,510 in December 31, 2017 and in $383,790 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,806 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2017 and $9,000 in December 31, 2018, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $269,356 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2019